Z-SEVEN
ANNUAL REPORT
DECEMBER 31, 1997

1.   Accounting Procedures
     Reliability & Conservatism

2.   Consistency of Operating
     Earnings Growth

3.   Strength of Internal
     Earnings Growth

4.   Balance Sheet:
     Working Capital

5.   Balance Sheet:
     Corporate Liquidity

6.   Recognition:
     Owner Diversification

7.   Value: P/E Under 10

Z-SEVEN'S
STATEMENT OF PURPOSE

     Our investment discipline is what begins to separate the Z-Seven Fund from other publicly traded investment companies (closed-end funds) and other investment companies (mutual funds) as well as other publicly traded companies (stocks). The cover is designed to highlight the principles behind a discipline that has weathered the ups and downs of economies, stock markets, industry trends, and countless predictable factors because it is based upon common sense solutions diligently applied from lessons learned by the making of mistakes and the dedication not to repeat these errors... not just for one year, three years, or five years,... but by the founder of Z-Seven, Barry Ziskin, throughout the fourteen-year history of Z-Seven. In fact, Mr. Ziskin began utilizing this current discipline early in his Wall Street career long before the idea of his beginning a closed-end fund. His criteria for selecting high-quality, undervalued growth stocks have stood the test of time many times over a span of more than 20 years.

     As you read further into the Annual Report, it will become quickly obvious, for those who do not already know to expect it, that "Mistakes and Disappointments" is a regular feature of our Letter To Our Shareholders, for it is through the lessons learned by these mistakes that we continue to evolve as better investors. Our "Criteria for Stock Selection" and, just as importantly, "Selling Discipline" sections once again promise to bring the theoretical to life through real and meaningful examples in our portfolio of investments.

     The application of discipline, which greatly reduces risk, while searching for rare and profitable investment opportunities, is our stated purpose. "How" we state this purpose through the information provided in the Annual Report reveals yet another purpose: to share with you not only our growth but also our thoughts, concerns, and lessons learned in the hopes of making us all better investors.



                                                              [GRAPHIC OMITED]

                                                    Printed on recycled paper.

TABLE OF CONTENTS


LETTER TO OUR SHAREHOLDERS...................................................3
1997 INVESTMENT RESULTS......................................................4
1997 Net Asset Value.........................................................4
Fourth Quarter Net Asset Value...............................................4
1997 Distributions and Income Taxes Paid on Your Behalf......................6
1997 Share Price.............................................................7
1997 Share Repurchases.......................................................7
Comparison Charts............................................................9
Good News in 1997...........................................................13
Mistakes and Disappointments in 1997........................................14
1998 Outlook................................................................15
HOW BARRY ZISKIN PROFITS FROM THE Z-SEVEN FUND..............................18
QUESTIONS FROM OUR INVESTORS................................................21
STOCK PURCHASE CRITERIA AND SELL DISCIPLINE.................................28
Accounting Procedures: Reliability and Conservatism.........................28
Consistency of Operating Earnings Growth....................................30
Strength of Internal Earnings Growth........................................31
Balance Sheet: Working Capital  ............................................34
Balance Sheet: Corporate Liquidity..........................................35
Price/Earnings Multiple and Owner Diversification...........................36
Sell Discipline: Based Upon the Same Common Sense Criteria
as for Stock Selection......................................................40
PERFORMANCE AND FINANCIAL INFORMATION (TWELVE LARGEST INVESTMENTS)..........45
HOW HAS OUR PORTFOLIO PERFORMED?............................................46
Performance of the Largest Twelve Investments in 1997.......................46
SPECIAL FEATURES OF THE FUND................................................54
Z-Seven Tax Status Information..............................................54
Bonus/Penalty Performance Incentive.........................................55
INVESTMENT OBJECTIVES AND POLICIES..........................................57
GENERAL INFORMATION.........................................................58
FINANCIAL REVIEW............................................................60

Letter to Our Shareholders


     The further into our reports you read, the more in-depth you will find them. Information is the alternative we choose to focus on in our communication with shareholders. We think that our shareholders deserve more than the typical photos, gloss, and multi-color graphs we all too often see in other annual reports.
     In this year's annual report, we will present many of the features you have come to expect from us, plus, as always, more. We even analyze my own relationship with the Z-Seven Fund in the section "How Barry Ziskin Profits from the Z-Seven Fund."
     We not only talk about our "Good News," we also do not forget about our "Mistakes and Disappointments." Also each year, we take a look at our criteria for stock selection, analyzing our largest investments in the process.
     During the past year we have reduced our exposure to troublesome monetary and broad market conditions in the U.K. by eliminating many of our British holdings which no longer met all of our criteria and are still cutting back on others. Nonetheless, some excellent values presented themselves in the U.K. during the past year which we took advantage of. To a much greater degree we added new investments right here in the U.S. Most of the new investments which we made during the year of 1997 are domestic small caps. In the U.S., 1997 was the year of blue-chip stocks and bonds and we believe that 1998 may be the year of U.S. small-cap stocks.
     We are fortunate to have excellent value in Z-Seven's current portfolio and to be invested in companies whose managements have risen to the challenges of continuous earnings growth through the good and bad years alike. These companies are the most likely to meet the challenges that lie ahead during the next recession.
     We attribute the increase in new investments in 1997 to the expansion of our research team from yours truly only over the years to a three-person research team. This new research team, including myself, continues to be highly productive as we have added more new companies to the portfolio in

January 1998. We are excited about our new investments, not only as individual holdings, but in the diversification of the entire portfolio.
     We would like to express our gratitude for your confidence in our investment philosophy. Most of all, we are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

1997 INVESTMENT RESULTS

     Z-Seven's fourteenth year closed with a 21% annual return on our investment portfolio (before expenses). This increase amounts to $1.31 per share. All share figures have been adjusted for the December two-for-one stock split. For your convenience, we will report the pre-split amounts in parenthesis.
     During the last three years, through 1997, Z-Seven's portfolio investment return was 88%. Over the last five years, Z-Seven's investments generated a return of 125%. Most important is long-term performance; for our fourteen-year history, our investments generated a 521% investment return.

1997 NET ASSET VALUE

     During the year, expenses amounted to $.09 ($.17) per average share outstanding. Deducting the $.09 ($.17) per share from the $1.31 ($2.61) per share return on our investments, our net asset value is up 15%, from $8.20 ($16.40) a year earlier, to $9.43 ($18.84) before our $1.43 ($2.85)
distribution to shareholders of realized capital gains and net investment income, and our deemed tax distribution to shareholders of $.45 ($.91) per share. As a result, our net asset value closed at $7.55 after our distributions.
     In the latest three years, the return on net asset value (after expenses) amounted to 57%. For the latest five years, our per share net asset return was 78% cumulatively. In fact, over our fourteen-year history, we enjoyed a 260% return on our net asset value.

FOURTH QUARTER NET ASSET VALUE

     Our net asset value had a slight dip in the fourth quarter of 1997, losing $.25 ($.51) per share from $9.68 ($19.35) to $9.43 ($18.84), before our  net  investment  income  and  capital
gains distributions to shareholders of $1.43 ($2.85) per share and our deemed tax distribution to shareholders of $.45 ($.91) per share.
     By the way, although major market averages have not yet recouped their fourth quarter losses, Z-Seven's gain from the first month of the new year alone,  exceeds  the  slight  dip  in  our  fourth  quarter  net  asset value.
     While the market correction in the U.S. and other major stock markets impacted the performance this quarter, the net asset value went down less than 3%. Even including the small dip in the latest quarter, our net asset value advanced four out of the last five quarters, and twelve out of the last fourteen quarters.
     In preparation for the required distributions at year-end (remainder of 1996 distributions and 1997 income distributions to retain our favorable tax treatment as a Regulated Investment Company under subchapter M of the Internal Revenue Code), we sold portions of most of our investments early in the fourth quarter while prices were still attractive for sale, before the October mini-crash. Since most of our holdings are in secondary (thinly-traded) stocks which did not recover fully from the October slide by year-end, the timing of these sales was one of the reasons our fourth quarter decline was a mild one. Upon the analysis of upcoming quarterly earnings' declines for
Intel, Lone Star Steakhouse, and Fila, we took more drastic action, selling not just a small amount, but the majority of these positions, saving Z-Seven from most of the steep declines which followed in these stocks.
     On  the  other hand, we did not sell a single share in Fairway Group Plc, by far our largest investment. We only sold about 11% of our Protean Plc holding, which also would have been one of our largest holdings, except it was taken over before year-end. These two depressed British small-cap companies were spared because we did not wish to give them away at ridiculously low prices.
     Our patience in the two has now been rewarded by takeovers. Protean rose nearly 30% during the quarter, while Fairway Group soared 62% in an otherwise depressed market for U.K. small-cap stocks.

1997 DISTRIBUTIONS AND INCOME TAXES PAID ON YOUR BEHALF

     In 1997, we diversified our portfolio. We reduced position sizes and added U.S. and foreign companies, that met all of our criteria. The sales to reduce the holdings resulted in substantial realized short-term capital gains which were distributed through a $.54 ($1.07) per share payment to shareholders. In combination with a $.05 ($.10) net operating income payment, the distribution totaled $.59 ($1.17).
     In addition, we made a remainder distribution of $.84 ($1.68) from the previous year. The remainder distribution consisted of $.18 ($.35) short-term capital gains and $.66 ($1.33) long-term capital gains. This accounts for the total 1997 cash distribution of $1.43 ($2.85) per share.
     A combination of higher interest rates and poor broad stock market behavior in the United Kingdom caused us (see "Sell Discipline" criterion #6, page 42) to eliminate British investments that no longer met all of our purchase criteria. These sales resulted in long-term realized capital gains of $1.30 ($2.59) per share which were retained. Z-Seven paid federal income taxes of $.45 ($.91) per share on your behalf on the undistributed realized gains.
     Each shareholder of Z-Seven is sent a Form 2439 indicating the exact amount of the undistributed capital gains and the federal income tax we paid per share. Of the $1.30 realized long-term gains, $.81 is taxed at a maximum rate of 28%. The remaining $.49 is taxed at a rate of 20%. If your shares are held in custody by a broker or a bank, we do not have a record of your shares and the form is thus sent to your custodian.
     While you are responsible to declare the $1.30 per share indicated on this form as your share of Z-Seven's realized long-term capital gains in 1997, you also are entitled to a federal income tax credit...not merely a deduction from your taxable income...but an actual reduction of taxes due or increase of refund due...of your portion of the income taxes ($.45 per share post-split) we already paid. Since you pay a lower rate of taxes on capital gains than a corporation like Z-Seven, this will mean that your tax credit is more than your tax liability on your Z-Seven capital gains. For an illustration, please
see  our  example  in    "Z-Seven  Tax  Status  Information,"  page  54.
     If you ordinarily do not pay income taxes, like IRAs, pension and profit sharing plans, Keoghs, other tax-deferred retirement and savings plans, foreigners, students, and other individuals who normally pay no federal income tax at all, the plan administrator or individual entity should file tax form 990-T as specified in the instructions on Form 2439 to obtain a full cash refund of the taxes Z-Seven Fund paid on your behalf.
     To keep the proceeds growing and compounding tax-free, you may wish to consider reinvesting your refund by purchasing additional Z-Seven shares through your broker or agent.

1997 SHARE PRICE

     We believe we stand apart from many other closed-end funds in that our responsibility to our shareholders extends beyond net asset value. While our efforts begin with commitment to a strict discipline of investing in the best managed companies we can find at prices below ten times estimated earnings, the true "bottom line" for our shareholders must be seen as the market value of Z-Seven shares.
     Our Nasdaq National Market System (over-the-counter symbol: ZSEV) closing price was $11 ($22) at year-end 1997, up from $10.25 ($20.50) at year-end 1996. After considering our combined distributions of $1.88 ($3.76) per share (net realized capital gains, net investment income, and deemed income tax distribution paid in 1997), Z-Seven's shareholders earned a return on their investment of $2.63 ($5.26) per share, or 26% for the year.
     For three years, through 1997, Z-Seven shareholders earned a cumulative total investment return of 131%. For the fourteen years, since the Fund's inception, our shareholders had an investment return of 379%.

1997 SHARE REPURCHASES

     Partially responsible for the strong long-term performance in our share price is the fact that we repurchase our own shares when they sell at a discount to net asset value. This practice tends to create a floor for our share price just under our net asset value.
     In 1997, we repurchased 106,400 (53,200 pre-split) shares of our stock in the open market. Since we have long-term confidence in the value of our shares, we are simply doing what we can to achieve maximum worth for our shareholders.





WE WENT INTO 1997 WITH 78% INVESTED IN EUROPE. OUR DIVERSIFICATION IN THE U.S., CANADA, AND U.K. CHANGED THAT RATIO. AT THE END OF 1997, OUR EUROPEAN INVESTMENTS ACCOUNTED FOR ONLY 42%. ON THE NEXT THREE PAGES YOU SEE HOW WE COMPARED WITH FUNDS PRIMARILY INVESTED IN EUROPE OVER THE SEVEN YEARS THROUGH 1996. ON THE FOURTH PAGE YOU SEE HOW Z-SEVEN COMPARED WITH GLOBAL CLOSED-END FUNDS IN 1997. SEE OUR COMPARISON CHARTS NEXT. =>

Z-SEVEN'S SHARE PRICE PERFORMANCE FOR THE FIRST SEVEN YEARS OF THE 1990S WAS BETTER THAN EVERY OTHER CLOSED-END AND OPEN-END FUND WHICH INVESTS PRIMARILY IN EUROPE

     We ranked #1 among all domestic general equity closed-end funds, according to The Complete Guide to Closed-End Funds by Frank Capiello, with a total return of 168%, including distributions, for the second half of the 1980s (we went public in 1984). In early 1989, we sold most of our domestic portfolio and reinvested the proceeds in European shares, which offered much better value.
     Our European investments prior to 1989 were few, although they were among our largest. These early European investments were successful, as eleven of the twelve registered gains ranging from 22% to 172%, annually compounded (the only loss was a mere 3%). Altogether the average gain was 62%.
     Financial markets were hit hard in 1990. The recovery in Europe took place later than in the U.S., but continued to strengthen in 1996. Our portfolio was dominated (70% to 98%) by European shares for more than seven years.
     Even in 1990, when markets at home and around the world were depressed, Z-Seven turned in a considerably better defensive performance than all other European invested closed-end funds. While many may think our performance in the year of 1995 (#1 among all 98 overseas invested closed-end funds according to Lipper Analytical) made it our best year of the 1990s, it was for us an easy year. We consider that holding our loss to just 2% in 1990, while our competitors lost 16% - 67% (an average of 41%), was an even greater accomplishment.

                                               THE UP & DOWN MARKETS OF THE 1990S
                            List of U.S. based closed-end funds which invest primarily in Europe (a)
                                         THIS TABLE REPRESENTS PERFORMANCE THROUGH 1996

                                                                      Down                       Up        Up & Down
                                                                     Market                    Market       Markets
                                                                    % Change                  % Change      % Change
Stock Price                                           Stock Price    1 Year     Stock Price    6 Years   Total 7 Years
12/31/89                                 Fund           12/31/90    12/31/90     12/31/96     12/31/96      12/31/96
---------------------------------  -----------------  ------------  ---------  -------------  ---------  --------------
 6 1/2                             Z-SEVEN (b)        $      6 3/8      -  2%  $     10 1/4       + 61%           + 58%
15 1/8                             Swiss Helvetia           11 7/8      - 21         19 7/8       + 67            + 31
10 3/4                             United Kingdom            9          - 16         13 7/8       + 54            + 29
13 3/8                             First Iberian (c)         7 3/4      - 42         11           + 42            - 18
17                                 Portugal                  9 1/4      - 46         13 3/4       + 49            - 19
19 1/4                             Germany                  11          - 43         12 5/8       + 15            - 34
17                                 Italy                    10 1/4      - 40          8 3/4       - 15            - 49
20 1/2                             Austria                  10          - 51          9           - 10            - 56
31 3/4                             Spain                    10 5/8      - 67         11 3/8      +   7            - 64
                                                                    ---------                 ---------  --------------
AVERAGE (EXCLUDING Z-SEVEN FUND)                                        - 41%                     + 26%           - 23%

(a) Includes funds which have been public prior to December 31, 1989, so that seven years of share-price data can be measured over up markets as well as down markets.  Source: Dow Jones (Wall Street Journal).
(b) Z-Seven Fund prices are adjusted for December 1997, 2-for-1 stock split.
(c) Now Scudder Spain and Portugal Fund.
Does not include dividends or any other distributions for Z-Seven Fund or any other fund.
Past performance is no guarantee of future results.

TOTAL INVESTMENT RETURN

     The chart on the previous page simply shows the changes in year-end share prices in percentages. However, share-price changes which are not adjusted for distributions reflect only part of the total investment return. Therefore, in the chart below, we added applicable distributions to the share-price changes to arrive at total investment return percentages.
     Z-Seven's total investment returns ranked #1 among all U.S. based closed-end funds which invested primarily in Europe for the first seven years of the 1990s.

                                             TOTAL INVESTMENT RETURNS FOR THE 1990S
                            List of U.S. based closed-end funds which invest primarily in Europe (a)
                                         THIS TABLE REPRESENTS PERFORMANCE THROUGH 1996

                                                                                          Down
                                                                                         Market
                                                                         1990            Total                     1991-1996
Stock                                                   Stock         Dividends,      Inv. Return     Stock        Dividends,
Price                                                   Price       Capital Gains        1 Year       Price      Capital Gains
12/31/89                                 Fund          12/31/90   Distributions (d)     12/31/90    12/31/96   Distributions (d)
---------------------------------  -----------------  ----------  ------------------  ------------  ---------  ------------------
 6 1/2                             Z-SEVEN (b)        $   6 3/8   $             .07          -  1%  $  10 1/4  $             3.27
10 3/4                             United Kingdom         9                     .73          - 10      13 7/8                3.74
15 1/8                             Swiss Helvetia        11 7/8                 .05          - 21      19 7/8                3.05
13 3/8                             First Iberian (c)      7 3/4                1.02          - 34      11                     .89
19 1/4                             Germany               11                     .35          - 41      12 5/8                4.19
17                                 Portugal               9 1/4                 .12          - 45      13 3/4                 .49
17                                 Italy                 10 1/4                1.18          - 33       8 3/4                1.08
20 1/2                             Austria               10                     .42          - 49       9                     .40
31 3/4                             Spain                 10 5/8                1.29          - 63      11 3/8                1.19
                                                                                      ------------
AVERAGE (EXCLUDING Z-SEVEN FUND)                                                             - 37%



                                        Up         Up & Down
                                      Market        Markets
                                      Total          Total
Stock                              Inv. Return    Inv. Return
Price                                6 Years     Total 7 Years
12/31/89                             12/31/96       12/31/96
---------------------------------  ------------  --------------
 6 1/2                                  +  112%         +  109%
10 3/4                                  +   96          +   71
15 1/8                                  +   93          +   52
13 3/8                                  +   53          -    4
19 1/4                                  +   53          -   11
17                                      +   54          -   16
17                                      -    4          -   35
20 1/2                                  -    6          -   52
31 3/4                                  +   18          -   56
                                   ------------  --------------
AVERAGE (EXCLUDING Z-SEVEN FUND)         +  45%         -    6%

(a) Includes funds which have been public prior to December 31, 1989, so that seven years of share-price data can be measured over up markets as well as down markets.  Source: Dow Jones (Wall Street Journal).
(b) Z-Seven Fund prices are adjusted for December 1997, 2-for-1 stock split.
(c) Now Scudder Spain and Portugal Fund.
(d) According to Standard & Poors, and company issued financial statements.
Past performance is no guarantee of future results.

TOTAL INVESTMENT RETURN LESS CURRENCY GAINS

     Z-Seven is one of the few overseas invested U.S. mutual funds that rely solely on its investments, that is, not gambling on currency rate fluctuations. To the best of our knowledge, of the nine U.S. based closed-end funds investing primarily in Europe (which have been public prior to December 31, 1989), we are the only one that regularly protects the value of the European currency rates vs. the U.S. dollar. While some of the others have been fortunate to have had windfall profits during the first seven years of the 1990s, a currency reversal (stronger dollar) could negatively affect their future results. We, on the other hand, did not benefit from the weakened dollar during these years, and furthermore continue to be protected now from a rising U.S. dollar.
     The following chart adjusts the total investment returns on the previous page for currency gains or losses.

                                     ADJUSTED TOTAL INVESTMENT RETURNS FOR THE 1990S
                        List of U.S. based closed-end funds which invest primarily in Europe (a)
                                     THIS TABLE REPRESENTS PERFORMANCE THROUGH 1996


                                  - - - - - - -Down Market- - - - - - - -  - - - - - - - - Up Market - - - - - - -
                                     Total         Less       Adj. Total      Total         Less       Adj. Total
                                  Inv. Return    % Change    Inv. Return   Inv. Return    % Change    Inv. Return
                                    1 Year       in Major      1 Year        6 Years      in Major      6 Years
Fund                               12/31/90    Currency (c)   12/31/90       12/31/96    Currency(c)    12/31/96
--------------------------------  -----------  ------------  ------------  ------------  -----------  ------------
Z-SEVEN                                -  1%          0 (d)        -  1%       +  112%         0 (d)       + 112%
United Kingdom                         - 10        + 20            - 30        +   96       - 11           + 107
Swiss Helvetia                         - 21        + 22            - 43        +   93       -  5           +  97
First Iberian (b)                      - 34        + 12 (e)        - 46        +   53       - 19 (e)       +  72
Portugal                               - 45        + 10            - 55        +   54       - 11           +  65
Italy                                  - 33        + 13            - 46        -    4       - 26           +  22
Germany                                - 41        + 13            - 54        +   53       -  3           +  49
Spain                                  - 63        + 13            - 76        +   18       - 26           +  44
Austria                                - 49        + 13            - 62        -    6       -  3           -   3
                                                             ------------                             ------------
AVERAGE (EXCLUDING Z-SEVEN FUND)                                   - 51%                                   +  57%



                                  - - - - - - Up & Down Markets - - - - -
                                     Total          Less       Adj. Total
                                  Inv. Return     % Change    Inv. Return
                                    7 Years       In Major      7 Years
Fund                                12/31/96    Currency (c)    12/31/96
--------------------------------  ------------  ------------  ------------
Z-SEVEN                                + 109%          0 (d)      +  109%
United Kingdom                         +  71       +   7          +   64
Swiss Helvetia                         +  51       +  16          +   36
First Iberian (b)                      -   4       -  10 (e)      +    7
Portugal                               -  16       -   3          -   13
Italy                                  -  35       -  16          -   19
Germany                                -  15       +   9          -   20
Spain                                  -  56       -  17          -   39
Austria                                -  52       +   9          -   61
                                                              ------------
AVERAGE (EXCLUDING Z-SEVEN FUND)                                  -    6%

(a) Includes funds which have been public prior to December 31, 1989, so that seven years of share-price data can be measured over up markets as well as down markets.  Source: Dow Jones (Wall Street Journal).
(b) Now Scudder Spain and Portugal Fund.
(c) vs. U.S. dollar.
(d) Z-Seven Fund's currency exposure is fully hedged.
(e) Average of Spanish peseta and Portugese escudo changes.
Past performance is no guarantee of future results.

TOTAL INVESTMENT RETURN IN 1997

Out of 35 closed-end global equity funds, the Z-Seven Fund is tied for #8 (just 1% behind #7) our first year compared as a global fund. Hopefully we will have more good years like this in the future.

                                TOTAL INVESTMENT RETURN IN 1997
                           List of global closed-end equity funds (a)



Fund                                           Stock Price at 12/31/97 (c)  % Change 1996 - 1997
---------------------------------------------  ---------------------------  --------------------
European Warrent Fund                                     14 3/8                    + 82
Scudder Spain & Portugal (b)                              13 1/2                    + 48
Latin American Discovery                                  17 15/16                  + 44
GT Global Eastern Europe                                  12 5/8                    + 34
Invesco Global Health Sciences                            16 7/16                   + 34
Central European Equity                                   18 5/16                   + 32
Gabelli Global Multimedia Trust                            8 3/4                    + 27
Z-SEVEN                                                   11                        + 26
Clemente Global Growth                                     9 7/16                   + 26
Scudder New Europe                                        15 1/8                    + 26
Foreign & Colonial Emerging Middle East                   16 3/4                    + 25
Europe                                                    17 1/16                   + 23
TCW/DW Emerging Markets Opportunity                       13 3/16                   + 19
Third Canadian General Investment Trust Ltd.              20                        + 18
Templeton Emerging Markets Appreciation                   12 5/8                    + 16
Global Small Cap                                          13 1/4                    + 14
Emerging Markets Telecom                                  13 3/8                    + 14
Royce Global Trust                                         5 1/16                   + 10
Czech Republic                                            12                        +  9
Latin America Equity                                      13 11/16                  +  9
Emerging Markets Infrastructure                           11 3/4                    +  8
Latin America Investment                                  14 5/16                   +  7
Herzfeld Caribbean Basin                                   5 9/16                   +  6
Latin America Growth                                       9 3/4                       0
Canadian World Fund Ltd.                                   4 1/16                   -  6
Morgan Stanley Emerging Markets                           13 1/16                   -  6
Templeton Emerging Markets                                17 1/16                   -  8
Dessauer Global Equity                                    10 11/16                  - 20
Scudder New Asia                                           9 11/16                  - 23
Morgan Stanley Asia Pacific                                7 7/16                   - 24
Asia Tigers                                                7 1/2                    - 31
Schroder Asian Growth                                      7 15/16                  - 33
Templeton Dragon                                          10 3/4                    - 33
Fidelity Advisor Emerging Asia                             9 1/16                   - 35
Asia Pacific                                               7 7/16                   - 40

AVERAGE (EXCLUDING Z-SEVEN FUND)                                                    +  8

(a) List compiled by Closed End Fund Digest.
(b) Formerly First Iberian Fund.
(c) Price and Performance Source: Dow Jones (Wall Street Journal), Reuters, and company issued financial statements.
Past performance is no guarantee of future results.

GOOD NEWS IN 1997

     The  good  news  is  value  and  diversification!
     Value opportunities have presented themselves this year. So, we reduced position sizes and invested the proceeds, together with the cash raised from shares sold which no longer met all of our criteria, in these value companies.
     Investments with increases of 20% or more since the end of last year are discussed under our "Good News" section. In 1997, five stocks in our portfolio gained 20% or more for the full year.
     DAY RUNNER, INC., our largest investment entering 1997, is the leading manufacturer of paper-based organizers for the retail market. Its share price was up 108% for the year. In the latest quarterly earnings just released in January, Day Runner reported that sales increased 41% and earnings per share grew 38%. This was its fourth consecutive quarter of double-digit sales growth. We believe this company has excellent opportunities to grow in the future.
     Day Runner was in our "Mistakes and Disappointments" section at the end of 1996, because of one disappointing quarter, but rebounded strongly over the last twelve months and reached an all-time high share price.
     The Swiss company, NOVARTIS AG, formed by the merger of Sandoz AG and Ciba-Geigy AG last year, was our ninth biggest holding at the beginning of 1997, and had a share-price advance of 55% for the year. Novartis is the second largest pharmaceutical company in the world. With net income up 27% in its latest results, Novartis has taken off to a great start since its merger. We bought shares of Sandoz in 1992 and it is up almost five-fold since then.
     In addition to Day Runner and Novartis, which were among our larger holdings entering the year of 1997, Protean Plc was also up more than 50%. Although Protean was held for nearly a full year, it does not technically qualify for this section because it was taken over shortly before year-end. At the time of the takeover, it was among our largest investments. Amrion, Inc. also rose over 50% during a much shorter partial year having been bought in May 1997, and taken over just a few months later. None of the stocks sold or first purchased during the year of 1997 had declines of more than 50%. Two of our newest investments, Insight Enterprises and Del Laboratories, had advances of 94% and 62%, respectively, in less than a full year, since they were purchased during 1997, and likewise do not officially qualify  for  this  section.
     L'OREAL, our eighth biggest position at the start of 1997, is the world's largest cosmetics company. Its share price was up 21% for the twelve months. The French giant announced that it will acquire 100% control of its Spanish joint-venture, Procasa, and buy three other companies which market their products in Spain. Together, the four companies had sales of two billion French francs in 1996.
     We invested in L'Oreal over seven years ago and our original investment increased eight times over the years.
     AUTOPISTAS C.E. SA, our only Spanish holding, is involved in the construction, maintenance, and operation of the Mediterranean and Ebro toll highways. The company's share price climbed 20% for the year, while it continued to achieve consistent profit growth.
     WEETABIX LTD., one of Britain's largest breakfast cereal companies, had a 25% share-price advance for the year. The company reported another successful year with pre-tax profits up 17% and net income up 24%. Weetabix' excellent results were accomplished in very competitive markets and despite the adverse effects of a strong sterling on its overseas' business.

MISTAKES  AND  DISAPPOINTMENTS  IN  1997

     For purposes of objectivity, we also talk about the investments which fell 20% or more since the end of last year. Two small-cap U.K. companies, Polypipe and Abbeycrest, belong in this section. Both of them are small investments accounting for under 2% of the Fund's market value, and were dragged down by a bear market in small British companies.
     POLYPIPE  PLC,  the  manufacturer  of  plastic  pipes and fittings, had a
share-loss  of  24%.    Polypipe's  depressed
stock price does not reflect the company's good performance for 1997. With profit before tax up 12%, the company maintained its record of unbroken growth since it went public in 1985.
     ABBEYCREST PLC, the U.K.'s largest designer and manufacturer of gold and silver jewelry, had a share-price decrease of 23% for the year. Interesting to note is that Abbeycrest reported a pre-tax profit increase of 64% in its latest report.
     Just as we had said last year about Day Runner, which turned around to be our largest gainer for the year, it is possible that good earnings performance at Polypipe and Abbeycrest may turn this year's mistakes and disappointments into next year's good news.

1998  OUTLOOK

     For the first time in a decade, we entered the new year with most of our assets invested in North America. At year-end, there were nineteen new U.S. equities in our portfolio. There would have been twenty, but we sold Amrion, Inc., because it was taken over for stock by a company which did not meet all of our criteria, at a 58% profit. We also added two new Canadian companies.
In fact, twenty of the twenty-one new North American investments in our portfolio, plus the four previously existing ones, are all small-to-medium sized companies that are commonly referred to as "secondary stocks." The exception is Intel, which amounted to less than one-half sized position, as most of it was sold in the second half of the year due to worsening profit outlook. Even more of Intel was sold shortly after year-end. All Intel shares were sold at a profit.
     We even added two more new U.S. small- to mid-cap investments in January 1998, that do not appear on our "Schedule of Investments" (December 31, 1997), for a current total of twenty-six holdings in North American secondary stocks. For this reason, it is more important to us than it has been in quite some time that the U.S. stock market environment is healthy.
     One thing is certain, thanks to earnings growth from these well-managed companies and more focus among investors on so-called "safe" investments in U.S. blue chips (large companies) and bonds, small-cap stocks are back to being bargains, as the abundance of qualifiers (stocks meeting all the criteria) here at home will attest. The current price/earnings multiple for our portfolio is now just eight times estimated earnings for the new year. When their cash (less their debt) is considered, the portfolio has its price/earnings multiple reduced to only six!!
     In addition to value, the huge addition of new investments provides for diversification on a company-by-company basis. In conjunction with our program to eliminate and reduce U.K. holdings which no longer meet our criteria for purchase, we decreased our exposure to a vulnerable British market. While monetary and broad market conditions are quite negative, at this time, in the U.K., and France, these factors are exceptionally positive here at home. Recent new highs by the broad market and favorable interest rate trends should still work in our favor. For 1998, our small-cap U.S. stocks should have the wind at their backs!
     All too often, the Z-Seven Fund might appear to you as a one-man show. While my personal involvement is demonstrated through my share ownership and through my willingness to be compensated on the basis of my performance, my greatest incentive and blessing comes through the investments in Z-Seven by my family, my friends, and your families. You provide invaluable inspiration to me.
     I would like to thank all those who have demonstrated confidence in my growth/value discipline. At Z-Seven, I have been very fortunate to work with some of the best and brightest people that I could have hoped for: Laurie, Aleshia, Carolyn, and Cynthia.
     Likewise, our Attorneys: Rey, Louis, and Susan; Auditors: John, Tom, Brad, and Pete; Graphics people: Kathy, Dennis, and Barbara; Brokers: Dennis, Francis, Robin, and Bill; Conference people: Kim, Charles, and Karen, have all lived up to the term "professional" and then some.
     Finally, our directors, Rochelle, Tom, and Jeff, have each had a significant portion of his/her financial portfolio invested in Z-Seven. Through their caring support and hard work, they each make Z-Seven even better.

     Sincerely,



     Barry Ziskin            January 30, 1998

P.S. This report is dedicated to my daughter Ariana who turns thirteen in seven days, and who at her young age, much like her father at that age, has taken a keen interest in stock picking. This report is also dedicated to my new child Jacob, my best "GOOD NEWS" during the past year, who turns nine months, today.










READ ABOUT BARRY ZISKIN'S RELATIONSHIP WITH THE Z-SEVEN FUND, NEXT. =>

HOW BARRY ZISKIN PROFITS FROM THE Z-SEVEN FUND

     Last year, Barry Ziskin promised not to profit from any of his dealings, including Z-Seven Fund, which is where he normally makes most of his financial gain. Instead, Barry vowed to return any reward to you, the shareholder, to charity, and to our staff. This is a unique (to our knowledge) situation within the fund industry, and is due to Barry's personal commitment, for seven years now, to recognize our creator as first and foremost in his life. It is a promise to be repeated every seventh year in the spirit of letting his own financial field lie fallow, while still taking care of your needs and giving to those who need more than any of us (such as poverty-stricken children throughout the world, some even in our own country).
     The accounting and analysis of how many dollars need to be given back illuminates just HOW BARRY ZISKIN PROFITS FROM Z-SEVEN FUND. Much of the accounting still lies ahead of us, even though the quarterly base fee calculations (advisory fee) are complete. This is due to the "bonus/penalty" provision which covers, not just one quarter at a time, but a full twelve-month period each quarter. So while we already know the calculations through December 31, 1997, and Barry's personal year of not accepting any gain ended one month before calendar year-end, the bonus/penalties for the twelve-month periods which end March 31, June 30, and September 30, 1998 will (to varying proportions) still contain part of the year ended November 30, 1997. Therefore, a final accounting may only begin in October 1998.
     WHAT DO WE KNOW THUS FAR? Thus far, we have five regular base fees (and that is final). Three of these base fees (for the first three 1997 quarters) are entirely within Barry's "payback year" (December 1, 1996, to November 30,
1997). One-third of 1996's fourth quarter (the month of December) and two-thirds of 1997's fourth quarter (October and November) are also part of the November 30, 1997, year in which Barry accepts no financial gain.
     Although Z-Seven's net asset value rose in four out of five of these quarters, and our share price closed the year of 1997 strongly, Barry was penalized over and above his base fee, largely because the portfolio, which until recently had been dominated by British small-cap investments, was depressed by a bear market for secondary shares on the London Stock Exchange. Therefore, while Z-Seven's net asset value has indeed grown, it has not been able to keep pace with a meteoric rise in the Standard & Poor's 500 Stock Index of domestic blue-chip shares to unprecedented heights.
     This has by no means been the first time Barry has been penalized by a mismatch of British small caps vs. Standard & Poor's 500 (U.S. large-cap companies). When, as usual (six years out of seven), Barry accepts all of his profit, he also accepts any loss that these penalties cause. For this past year (ended November 30, 1997) though, all of Barry's gain and offsetting loss flow instead to you (the shareholder), to charity, and to the staff.
     While this analysis cannot be completed until October (at the earliest), what we do know is the following:

Quarters  Base Fees   Penalty   Net Gain (Loss)
--------  ----------  --------  ----------------
4Q'96     $   81,671  $ 65,366  $        16,305
1Q'97         74,450    97,103          (22,653)
2Q'97         74,362   156,686          (82,324)
3Q'97         80,865   124,539          (43,674)
4Q'97         76,979   122,662          (45,683)
          ----------  --------        ----------
Total     $  388,327  $566,356        ($178,029)


     As you can see from the table, the base fees paid to Top Fund Management by Z-Seven Fund totaled $388,327, but in almost every case were exceeded by penalties, despite the growth of Z-Seven, for a total net loss of $178,029. One-third of the loss ($15,228) for 4Q97 is Barry's alone and two-thirds of the profit ($10,870) for 4Q96 is also outside of Barry's personal year (which began December 1, 1996). Subtracting the $15,228 and adding the $10,870 to the $178,029 loss gives us a preliminary loss of $173,671 for the twelve-month period ended November 30, 1997 (before operating expenses).
     SO, DOES THIS MEAN THAT BARRY IS GOING TO BE ASKING FOR YOU, THE SHAREHOLDER, TO PAY THE LOSS? That was certainly not his intention. Moreover, how Top Fund Management benefits (or is harmed by) managing Z-Seven's portfolio is fortunately, for all of our sakes, a very small portion of Barry's overall financial relationship with Z-Seven Fund. YOU SEE, MOST OF BARRY'S EXPOSURE TO PROFIT (OR LOSS) COMES NOT AS Z-SEVEN'S PORTFOLIO MANAGER, BUT INSTEAD, AS A SHARE-HOLDER, JUST LIKE YOU.
     By buying shares in the initial public offering (fourteen years ago) and continuing to purchase more shares in the open market ever since, Barry is now Z-Seven's second largest shareholder (behind John Templeton's Agape Co). This is strictly an investment on Barry's part, just like you, since he has agreed to only vote his shares in proportion to how you vote yours. But it has been a profitable investment!
     Z-Seven's net asset value grew nicely in Barry's financially "fallow" year ended November 30, 1997. Nothing spectacular, just good, steady growth. Well, this good, steady growth in the net asset value of the shares Barry owns and controls (or has a beneficial interest in), amounted to $751,658, thereby dwarfing the loss of $243,671 (loss of $173,671 from larger penalties than base fees plus $70,000 in estimated expenses) which Top Fund Management had in managin Z-Seven's portfolio.
     So, while a final analysis of the twelve-month periods ending March, June, and September 1998, will somewhat alter the final figures, based upon a preliminary net profit to Barry of $507,987, based upon the growth in net asset value of Barry's Z-Seven investment and reduced by his loss (due to S&P 500 related penalties) in being Z-Seven's portfolio manager, Barry has already made good faith down payments (pending final figures) to you and to charities in the exact form of how his profit was earned, not in cash (since penalties were paid out in cash dollars), but in the very shares which enable Barry to profit - his investment in Z-Seven. The return of (thus far) $178,180 (based on net asset value) to the Fund in shares, has the effect of reducing our out-standing shares, and thereby increasing the net asset value per share by $.07 ($.13 pre-split). So, when you wonder just how your money manager earns his money, in Barry's case, it is by being a shareholder just like you!

QUESTIONS FROM OUR INVESTORS

     "SHOULD I WORRY ABOUT FOREIGN CURRENCY TRANSLATION WHEN I INVEST IN A FUND? I DO NOT CARE ABOUT MY ADRS, SINCE THEY TRADE ON THE NEW YORK STOCK EXCHANGE, BUT HOW WOULD A SMALL INVESTOR LIKE ME PROTECT MYSELF ON MY FOREIGN INVESTMENTS?"

     These  are  questions  we  all  wrestle  with as we open the scope of our investment focus to include overseas markets. When I started to invest in Europe over a decade ago, in late 1984 and early 1985, I was fortunate to find value not only in the shares of Rugby and Pleasurama (in Britain) and Bouygues (in France), I also was able to purchase these shares at a time when the British pound sterling was only $1.04 - $1.21 and the French franc was $.09 - $.11. Other European investments followed in 1985, and later that year a Japanese company (Matsushita) became one of my largest holdings for Z-Seven and other portfolios I managed when the Japanese yen was around 230.
     Because these currencies were much cheaper than they had been in nearly a decade (vs. the U.S. dollar) and because international investments still were a relatively minor portion of these portfolios, I came to the conclusion that the upside potential was considerably greater than the downside risk in owning shares denominated in the currencies of other G-7 countries at that time.
     Fortunately, this calculated gamble turned out favorably for us at Z-Seven and currency gains in 1985, and 1986, helped to make two of our strongest years even better and to make a rather dismal 1987, a little less so. Going into 1988, with the British pound sterling up above $1.80, the French franc approaching $.20, and the Japanese yen in the 120s, these currencies were no longer the bargains they were and nearly half of the Z-Seven portfolio was invested outside the U.S. During the first week of 1988, I began to hedge against the risk of unfavorable foreign currency changes. During the last ten years, I have learned many lessons about currencies, mostly through trial and especially through error. As humbling an experience mere investing is, any attempt to get a firm grasp on the direction of the U.S. dollar (the real variable or "wild card," since it is the currency we use) vs. foreign currencies is like trying to eat broth with a fork.
     Most investors have not as yet come to grips with foreign currency dangers, since foreign investments usually make up a small portion of a typical person's financial assets. During the past decade, as investors have usually profited on their international holdings from a weak U.S. dollar and blazing returns in some exotic market, the success of many left them wealthier (at least temporarily), although not necessarily wiser.
     For many newcomers, international investing had taken on a speculative tone usually found at major bull market tops. While in the past this speculation has been most noticeable in "hot" industry groups (mobile homes and electronics stocks in the 1960s, gambling casinos and natural resources stocks in the late 1970s, gold in 1980, and high technology in the 1980s), now, in the 1990s, this froth has been evident in the U.S. investors' appetite for the markets of countries such as Turkey, Sri Lanka, Indonesia, Philippines, and even closer to home in Latin America.
     While savvy and seasoned professionals such as Sir John Templeton and his associates are truly able to differentiate opportunity from hype in third world markets, the typical American investing globally (including most "professionals") gets so caught up in the hype that real currency, inflation, and political risks are never properly assessed...or even addressed.
     My philosophy is along the lines of how Ted Williams (Hall of Fame baseball player and the last to bat for a .400+ average) would approach the challenging task of hitting: wait for your pitch and then swing right through the ball. Mr. Williams would not let the pitcher dictate terms the way most batters do, he knew which pitch and location gave him the greatest chance for success with the least risk of failure. This knowledge was used without even
having  to  think  about  it.    It  became  a  strict  discipline.
     Investing, like hitting, can be a sucker's game if you chase what is hot, like a high and rising fast ball...or...it can be very rewarding if you stay focused to your discipline. Try not to go fishing for a bad breaking ball, as tempting as it may be, in countries where political and/or economic volatility may
"throw  you  a  curve."
     Through substantial currency devaluations (as in Mexico, and more recently in Hong Kong), it can be equally dangerous to swing at the "high, hard one." Fast balls which at first appear to be chest-high can be as enticing as some of the spectacular gains recently posted by some emerging markets. Anything moving that fast is difficult to gauge at best, and the faster the pitch or the market rises, the greater the chance that by the time you make your move, you will wind up swinging at or investing in something that is much too high.
     For this reason, although I am passing on a lot of questionable breaking pitches as well as high fast balls that I might be able to hit out of the park, we invest in Western and Northern Europe only, not Eastern Europe. In the Western Hemisphere, I am still from Missouri (the "Show Me State") on Mexico and Chile, therefore, I prefer the safety of the United States and Canada. In Asia, it is still only Japan for me, and in the Pacific, it is Australia and New Zealand. Just as my criteria for stock purchase and selling discipline are designed to reduce risk, so is the approach taken in selecting which foreign markets to invest in, and even more importantly, which ones not to.
     The  one  potential  danger  I am concerned with for those people who are investing in even the most stable foreign markets is the potential to give back one's investment profits in falling currency values. Most funds have a philosophy that foreign investment gives the investor the opportunity to diversify out of the American currency as well as the U.S. stock market. We do not take this approach.
     I have often heard them say that changing currency values will not be meaningful over the long term. Is this really so? Let us examine what would have happened if an American had assets that were denominated in British pounds sterling and French francs. Entering the year 1980, British pounds were worth $2.22, while French francs were worth $.25. Let us see where the pound and franc were after five years: the pound had lost nearly half its value from $2.22 to $1.16. Was this phenomenon peculiar to the British pound? The French franc dropped 60% during the first half of the 1980s, from $.25 to just $.10.
     It is obvious to us that this type of long-term currency risk may, at some point, start to recur. The U.S. dollar may have even hit bottom in 1995. Americans who own investments denominated in foreign currencies are now vulnerable again to declining currency exchange values vs. a stronger U.S. dollar, particularly after a prolonged period of U.S. dollar weakness such as we had witnessed the previous several years.
     Unfortunately, even given the huge proliferation over the past few years of mutual funds and closed-end funds which invest entirely and primarily abroad (and many in only one country), most funds do not eliminate or even greatly reduce the risk of owning foreign currency. Be sure to find out which do and which do not before you invest. Also important is how those who hedge currency risk do so. If they hedge more than 100% of the foreign exchange exposure in their portfolio, then they are gambling that the U.S. dollar will rise. What if they are wrong? Then what you thought was a safety measure actually causes speculative losses.
     What about ADRs? Many investors have assumed that if you buy U.S. securities (including ADRs) there is no currency risk. This could not be further from the truth. An ADR is merely a convenient way for many Americans to invest in foreign equities. ADRs reflect minute-to-minute the changing translation rates on the foreign exchange markets. As popular as ADRs have become, I feel it is important to put this common misconception to rest.
     As to what a small investor can do to protect against currency risks in funds, ADRs, and direct foreign investment, there are a few choices (none of which I particularly like). The good news is that more and more choices are becoming available and this is likely to continue. The simplest solution is the most costly one: purchasing put options (usually on the Philadelphia Exchange) on the currency invested in, or put options on the futures of the currency (generally in Chicago, where the futures themselves trade).
     Whenever buying options, you are invariably paying a time premium, which is a portion of your purchase, is a wasting asset, and will be totally lost by (or even before) expiration date. The further out in time the option, the less you are paying for this wasting asset on an annualized basis. Although you end up having to put more up front when you initially purchase the option and thus are sacrificing an opportunity cost of what your money could earn elsewhere. Also, the "deeper in the money" the option, the less attractive it is for speculators and therefore you pay less of a time premium; however, it also means you are placing captive more dollars that could be earning a return elsewhere.
     Another "option" is writing what are considered to be naked calls. Naked calls means that you do not have on deposit with the same broker or custodian the shares or, in this case, the currency in cash which may be called from you by the owner of the call. Even though you may have your foreign holdings deposited where you have sold (or "written") your call options, only the cash currency (not the currency value of your foreign holdings) is considered as acceptable collateral. These calls are considered to be short sales and require substantial initial deposits and, even worse, the potential for further deposits every single day. While you, as the seller (or "writer") of the call collects the income from the time premium, true hedge protection only comes to the extent that the option has real economic value (is "in the money"). The greater your cushion of economic value, the greater is the need to tie up your money in margin deposits. The less your cushion, the more frequently you would have to be alert to immediately switch into calls with lower strike (exerciseable) prices, in order to still be protected from a higher U.S. dollar.
     Selling short futures of the currencies whose exchange values you wish to protect is another possibility and, while futures markets tie up far less capital and greatly lower your opportunity cost, they do not compensate you in time-premium income the way option writing does. On the other hand, no time premium needs to be paid as a wasting asset (quite rapidly wasting) as there is in put options, but daily margin calls are a disadvantage of futures vs. "puts." As in options, you must close out futures contracts fairly frequently, before the delivery date (expiration date, in options). Unfortunately, options and futures are all that is available to most small investors in protecting against currency risk.
     By far my favorite way to hedge our currency risk is through the Foreign Exchange (FX) spot market. For Z-Seven, I have used this currency hedging method solely over the past several years. Once available only through major international commercial banks, this deepest and most actively traded of all markets has recently attracted large stock brokerage firms as well. Still, most of these brokers only allow their institutional and very high-end individual clients access to this market.
     The FX market allows the currency hedger full use of all invested money with no cash deposits or margin calls, assuming an adequate amount of securities is placed in custody. There is no need to "roll-down" or switch to lower call options in the FX market. There are no pre-set expiration or delivery dates set by the market. Your bank or broker will gladly extend ("roll-out") your spot rate to just about any date you wish, although, most use a one-year maximum roll-out.
     Each day up until your own pre-determined settlement date or the closing transaction of the hedge when you buy back the currency to cover your short sale (whichever date comes first), so called "points" are used to adjust the spot rate of the currency to the time remaining on the contract. While, at first, "points" may seem like another term describing a time premium (as with option trading), in fact, points represent an interest rate premium (or discount). To American investors, it would be the difference between U.S. short-term interest rates and comparable interest rates in the country whose currency you are wishing to protect vs. the U.S. dollar.
     Currently, our British pound sterling FX hedge is costing us some points, since British short-term interest rates are a little higher than U.S. rates. For our

European investments we use Swiss franc FXs to hedge our currency risks. In this case, we actually get paid points, while insuring these holdings against a rising U.S. dollar because Swiss interest rates are much lower than U.S. interest rates. This is clearly an ideal position to be in: I love to be paid (as we are now net) for reducing risk.

     "WHAT  IMPACT  DOES  THE  SOUTHEAST ASIA CRISIS HAVE ON THE U.S. MARKET?"

     This is a very good question, because right now we are more invested in U.S. stocks then we have been since the 1980s. Asia accounts for only a small part of U.S. sales, but for some high-tech companies it is a much bigger share of expected sales growth. In the fourth quarter, some technology companies were volatile, because of lower than expected earnings, and managements warning that problems in Asia could weaken demand and hurt future profits.
     Investors grew wary of the effects of the continuing financial turmoil in Southeast Asia. This led to the mini-crash in October, and many of the stocks have still not fully recovered.
     This indicates that worried investors have sold already, and have not reinvested their money, yet. This potential demand could fuel the market and help it to climb later. Especially since this is a market where net supply decreased, because of far more supply coming out of the market due to takeovers and mergers, then being added by Initial Public Offerings (IPOs) in 1997. In fact, the supply-reduction (and investor-liquification) transactions of takeovers and mergers rose 47% in 1997, to its third consecutive annual record of nearly one trillion dollars, while supply added through IPOs represented only 4% of the supply reduction transactions and were themselves down over 20% from the prior year.
     Investors should be careful and look at each company before investing in it. That is how we invest by researching the companies in detail. Z-Seven Fund's portfolio is not affected by the Southeast crisis. The earnings (with rare exception of companies we have shares in) will not suffer because the exposure our investments have in the Asian countries is, for the most part, quite limited.

STOCK PURCHASE CRITERIA AND SELL DISCIPLINE

     Among the features which set the Z-Seven Fund apart are its carefully developed and closely followed seven criteria for stock selection, and its strict sell discipline. The seven criteria were developed by Barry Ziskin to reduce risk in the stock selection process. Thousands of publicly held companies throughout the developed world are analyzed yearly. To provide meaningful examples, we use our biggest investments to illustrate our criteria. This way, we provide new information on our largest positions and, at the same time, bring our criteria to life.
     Fairway Group Plc, our largest holding at year-end is in the process of being taken over. Therefore, Fairway Group would not be a good example for our purchase criteria. We will talk about our next seven largest holdings this year.

ACCOUNTING  PROCEDURES:    RELIABILITY  AND  CONSERVATISM

     "Companies must not defer operating expenses or prematurely realize revenues and must have an auditor's report on financial statements that is unqualified in all material respects."
     Without the credibility of conservatively reported earnings and balance sheet information, the other criteria would be meaningless. For this reason, we take the time and effort to make the stock selection process as valid as possible through manual analysis.
     The average investor can determine the difference between conservatively reported profits for income-tax purposes vs. profits reported to shareholders (book income) by reviewing the income-tax footnote of an annual report (see box below).
     Tax actually paid is called "current tax." The extra tax, which would have been paid if the company paid taxes using the same accounting practices as used in reporting earnings to the public, is called "deferred tax." Adding the "deferred tax" to the "current tax" gives us the total income tax we see reported to shareholders.

Example:  Current tax   $30 million
          Deferred tax   10 million
                        -----------
          Total tax     $40 million

     This company actually paid only $30 million of the $40 million of the tax it reported on its income statement.
     In our analysis we adjust earnings downward to reflect the more conservatively reported figures. Deferred taxes usually are the result of "temporary differences." Different depreciation methods are used for tax purposes vs. financial reporting. The "accelerated" method used for tax purposes, will show a higher depreciation expense and, therefore, lower earnings. For financial reporting purposes, a straight-line basis is used and a lower depreciation expense is shown which results in a higher net income.
     Watch out for those differences in recognizing income and expenses which cause deferred taxes to increase consistently year after year. Becoming familiar with the companies' individual accounting practices and their impact on your existing holdings, as well as your prospective investments, is well worth the time involved in learning and applying good common sense to protect your financial assets.
     In some European countries such as France and Switzerland, the "Provisions" note to the "Group Consolidated Balance Sheet" is the only source of deferred-tax information. In Italy and Germany, only a handful of public companies make this disclosure which tells how conservatively earnings are being reported. If this vital data is not available, we simply do not invest in that company.
     During the previous decade (the 1980s), the earnings reported to the shareholders by the average S&P 500 company were 23% higher than earnings reported to the IRS!
     BORDER TELEVISION PLC, our largest investment (after Fairway Group), is our example for reliable and conservative accounting procedures this year. For the years of 1991 through 1996 the company reported, on average, 10% more conservatively to its shareholders than to tax authorities. Furthermore, it reported less to its shareholders than to Inland Revenue (Britain's equivalent to our IRS) every single year of these six years. We will invest only in companies that disclose their financial situation fully. We will not take the chance if we can not rely on a company's numbers.

CONSISTENCY  OF  OPERATING  EARNINGS  GROWTH

     "At least 10% growth in adjusted pre-tax income in each of the six most recent years."

     As we search for the best managed companies, we look for companies that have predictable earnings growth regardless of changes in the economy, or their particular industry or product area. We only invest in those companies that do just as well in difficult as in prosperous times.
     The S&P 500 Index has suffered three years of down earnings over the latest decade of reported earnings (1986-1996). By contrast, the companies in our portfolio have averaged less than one-half down year during the same period. We believe the consistent strength of corporate earnings growth within our portfolio will result in higher long-term results.
     When we say "growth in adjusted pre-tax income," we mean operating growth after adjusting for interest and investment income and extraordinary items. We also adjust for tax accounting to put each year on comparable and conservative footing.
     We do not adjust for interest expense, which is a cost of doing business, whether for financing inventories or long-term interest on mortgage and public debt (bonds). Management needs to be held accountable for adding debt, along with its costs and risks.
     Many companies appear to have consistent growth due to their planned timing of significant accounting events which have nothing to do with the true operating picture. The extra work we put into the analysis is worth the effort  to  find  companies  that  are,  in  fact,  the  best  managed.
     RATHBONE BROTHERS PLC, the British asset management and broking company, is our fourth largest holding. Over the last six years, Rathbones' pre-tax income has grown more than 18% each year. In both 1992, and 1996, growth was 30%. In two out of the last six years, adjusted pre-tax income was up 69% and 43%.
     Rathbones' earnings have been growing to new records for at least seventeen years in a row (as far back as public information goes). We believe there is a good probability that they just completed another up year in 1997, that would make it their eighteenth year of consecutive growth!
     Rathbones' ambition is to expand its business by selective acquisition. The strategy and basis of their acquisitions is moving their client services away from commission based advisory stockbroking towards fee based discretionary investment management. The company believes this type of management offers a more cost-effective service to clients and better investment  performance  in  the  long  term.
     Rathbones' 1996 acquisition of Neilson Cobbold Holdings Plc, gives the Rathbone Group the opportunity to become a national company, making direct contact with clients and their professional advisers throughout England and in Edinburgh. This acquisition strategy should contribute to more earnings growth in future years.

STRENGTH  OF  INTERNAL  EARNINGS  GROWTH

     "Adjusted pre-tax income, exclusive of acquisitions and divestitures, must have grown at an annually compounded rate of at least 20% for the most recent six-year period."

     Over a six-year period each company must triple its operating profits to qualify as an investment. During the 1970s, high inflation made it appear that earnings were growing at a phenomenal rate. Today, with virtually no inflation to hype the numbers, companies must achieve true growth on their own.
     The criterion for "Accounting Procedures" assures us that we have credible reported figures. Let us define quality growth companies. Our criterion of "Consistency of Operating Earnings Growth" identifies companies with predictable earnings growth regardless of the state of the economy, industry, or product cycle. The criterion "Strength of Internal Earnings Growth" further reduces risk by seeking companies that meet all the previous criteria and in addition show an extraordinary earnings-growth track record.
     Many brokers strive to sell "emerging growth" companies based on future earnings expectations, rather than historical results, which substantially increases the investment risk. The losses many investors suffered in these "emerging growth stocks" during the periods 1969 to 1974, and 1983 to 1984, as well as at other times, brings back painful memories. Growth does not necessarily mean increased risk. Quality growth companies can be profitable investments during bull as well as bear markets.
     How can there be risk in consistent and slow growth? Even if a company meets all the other criteria for quality and value, slow growth is a risk factor which needs to be addressed by the successful investor. The following chart examines two stocks, the average S&P 500 company ("Company Y") and the average Z-Seven Fund holding ("Company Z").









SEE EXAMPLE ON FOLLOWING PAGE. =>

                       "HOW STRONG GROWTH REDUCES RISK"
Both stocks are bought at a price of $24 (eight times current year earnings of $3 a share).

                                  COMPANY Y
     This stock meets all of our criteria except earnings only grow at an average rate of 10%, annually compounded, just as the S&P 500 has from 1986 to 1996. This Company does not move cyclically like the S&P 500, and therefore we will project two consecutive years of earnings growth. It does not hype its earnings the way the average S&P 500 company does, so we will not have the need to adjust them.
                                  COMPANY Z
     This stock meets all of our criteria with no exceptions. Earnings growth averages 52%, annually compounded, the ten-year average (1986-1996) for the current Z-Seven portfolio. Since it meets all of our criteria, Company Z not only has much stronger growth, it also has consistent growth and conservatively reported earnings. We will also project two straight years of earnings growth in this example.

             YEAR ONE OF A TWO-YEAR 1973-1974 STYLE BEAR MARKET:

     Company Y's earnings grow from $3.00 to $3.30 a share and the P/E ratio drops from 8 to 6.

     Company Z's earnings grow from $3.00 to $4.56 a share and the P/E ratio still drops from 8 to 6 despite the strong growth.

             YEAR TWO OF A TWO-YEAR 1973-1974 STYLE BEAR MARKET:

     Company Y's earnings only grow from $3.30 to $3.63 per share. Its P/E ratio falls further from 6 to 4 times earnings. Some bear markets actually are this brutal! This multiplies to a share price of only $14.56 ($3.63 x 4) at the end of the second year.
     A 39% loss in a two-year investment ($14.56 down from $24) is suffered even though the stock was bought at an undervalued price (eight times earnings), the accounting was conservative, and earnings grew consistently. The biggest risk factor in Company Y shares is that earnings growth at the S&P rate of 10% a year is just too slow!

     Meanwhile, Company Z's earnings grow from $4.56 to $6.93 per share. Its P/E ratio will probably hold up better. Still, we will assume that this worst-case scenario bear market shows no mercy, driving even Company Z's P/E ratio from 6 to 4 times earnings. This results in a share price of $27.72 ($6.93 x 4).
     Capital preservation ($27.72 vs. a $24 starting price two years earlier) in Company Z shares, in this worst-case scenario bear market, is the result of reducing risk through value, quality, and 52%, annually compounded, earnings growth!

The company we selected to demonstrate the internal growth criterion is AMERICAN HOMESTAR CORPORATION, our largest domestic investment and third largest holding overall. American Homestar is one of the nation's leading vertically integrated manufactured housing companies. The company designs, produces and retails manufactured homes. Since 1991, American Homestar has experienced a compounded growth rate of 81%. In four of the last six years, the company had earnings growth of over 48%. Their growth strategy involves acquisitions to expand geographic coverage as well as local market share. American Homestar conducts business from coast-to-coast in 28 states, with 11 manufacturing plants, 67 Company stores, over 400 independent dealers and 15 retail franchisees. This strategy should allow American Homestar to meet or exceed its growth goal of 20% annually into the future.

BALANCE SHEET: WORKING CAPITAL

     "One of these three conditions must be met: a) 2:1 or better current ratio, b) 1:1 or better quick asset ratio, or c) working capital in excess of market valuation (total shares outstanding times current market price)."

     "Current  ratio"  means  current  assets divided by current  liabilities.
"Quick asset ratio" means current assets, excluding inventories, divided by current liabilities. "Working capital" means current assets less current liabilities.
     For a retailer or wholesale distributor, the current ratio is the best measure of working capital since their businesses have high inventory requirements. For a service company, there are no inventories thus the quick asset ratio should be used. Because different types of businesses have varying needs, we use alternative balance sheet criteria. Still, do not confuse this flexibility with a lack of discipline since most companies do not meet any of our alternative requirements.
     MOTORCAR PARTS & ACCESSORIES, INC., like American Homestar, is one of our new U.S. small-cap investments. The company is our eighth largest holding overall, with Fairway being taken over, it becomes our seventh biggest investment. Motorcar Parts & Accessories has an excellent balance sheet. The company meets both ratios, a current ratio of 4.11 and a quick asset ratio of 1.60. Motorcar Parts & Accessories is a leading remanufacturer and distributor of replacement alternators and starters for domestic and imported cars and light trucks in the United States.

BALANCE SHEET: CORPORATE LIQUIDITY

     "Long-term debt must be less than either: a) working capital, b) cash and cash equivalents, or c) latest 12 months' cash flow. 'Cash flow' means net income plus depreciation, amortization, i.e., the difference between revenues and all cash expenses (including taxes)."

     The average S&P 500 company has massive debt (both long-term and short-term) totaling almost eleven times its working capital.
     While many companies in our portfolio have no debt at all, the total debt of the average Z-Seven stock is only 54% of its working capital.
     SEATTLE FILMWORKS, INC., another new small-cap Nasdaq stock in our portfolio, is our seventh largest investment (sixth largest with Fairway being taken over). The company has a very strong balance sheet with absolutely no debt at all, long-term or short-term. In analyzing companies, we find that strong balance sheets, with high current and quick asset ratios, usually go hand-in-hand with good corporate liquidity (low or zero long-term debt). Seattle FilmWorks is an extremely good example of this criterion with no long-term debt, a current ratio of 3.12, and a quick ratio of 2.16.
     The company, an industry leader since 1978, is a direct-to-consumer marketer and provider of high-quality amateur photofinishing services and products. Seattle FilmWorks offers an array of complementary services and products primarily on a mail-order basis. The company is developing digital-imaging  and  internet-related  services  and  products.

NEXT, OUR "PRICE/EARNINGS MULTIPLE AND OWNER DIVERSIFICATION" CRITERIA. =>

PRICE/EARNINGS MULTIPLE AND OWNER DIVERSIFICATION

     "Shares must sell for less than 10 times our estimated earnings per share for the current fiscal year."

     "Less than 10% of outstanding shares must be held by investment companies other than Z-Seven."

     The "Price/Earnings Multiple and Ownership Diversification" criteria are discussed together because greater institutional buying results in a higher price/earnings multiple, while the opposite is true when institutions sell. Institutional ownership data is now more available than it has been in the past. The "Price/Earnings Multiple" criterion is the more relevant of the two requirements. The following examples will therefore focus only on value using the price/earnings ratio.
     In periods of general undervaluation in the marketplace, a greater number of stocks meet all seven criteria since more stocks sell for under ten times earnings. The opposite has held true during a period of general overvaluation.

     When we looked for value this year, where did we find it? This year, most of the value we found was in the United States. Twenty new investments were added from the United States, three from the United Kingdom, and two from Canada. More than fifty percent of our portfolio is invested in the United States. Almost a third is invested in the United Kingdom, and the balance in Canada and Europe.
     As examples of our "Price/Earnings Multiple" (value: price/earnings under ten) criterion, we are using a British holding and a domestic one.
     Z-Seven's fifth largest holding is JARDINE LLOYD THOMPSON PLC, the British insurance broker. The company was formed in February 1997 by the merger of Lloyd Thompson Group Plc and Jardine Insurance Brokers. The merger brings significant strategic advantage to the businesses, enhancing international operations, allowing the development of new products, and increasing revenue growth in 1998 and future years.
     We think earnings will approach 25 pence in the new year. Its market shares traded at 181 pence, seven times earnings at year-end. Adjusting the company's price for their net cash (153 pence), Jardine Lloyd Thompson trades at just over one times the earnings estimate for next year. As a comparison, we want to talk about J&H Marsh & McLennan Companies, Inc., a U.S. company in the business of providing insurance and reinsurance services. This company has a price/earnings multiple of 21. Their earnings have been growing very consistently over the last nine years, but compounded annually, just 2% since 1987. Jardine Lloyd Thompson is quite a bargain with a ten-year compounded growth rate of 23%.
     NCI BUILDING, our sixth largest position, was trading at $35.50 at year-end. That is over eight times our 1998 estimated earnings of $4.25. The earnings were estimated based on a profit before tax increase of 11% at its fiscal year-end point. Adjusted for net cash ($3.99 per share), NCI Building was priced just over seven times our next year's earnings estimate.
     The company assured us that the current year got off to a good start, with earnings expected to be up over 20% for its first quarter and possibly up more for the current year as a whole. NCI Building has an eight-year compounded growth rate of 52%. Therefore, it is quite possible that our estimate will need to be raised, making the stock an even greater bargain!
     Chicago Bridge & Iron Co. NV, a competitor of NCI Building, has a price/earnings multiple of 54. This company offers little value with a net income loss in 1995 and 1996 net income not even up 1% from 1994. By comparison, NCI Building's profits have been up over 46% between 1994 and 1996.
     There is plenty of value in Z-Seven's portfolio besides Jardine Lloyd Thompson and NCI Building. According to our earnings estimates, Z-Seven's average price/earnings ratio is just eight times our estimate of 1998 earnings.
     By sharp contrast, the S&P 500 companies (index at year-end 1997 was 970.43) had an average market value of almost twenty-two times the $45.01 "Tops Down" estimate of 1998 earnings made by the Institutional Brokers Estimate System (I/B/E/S).

The current price/earnings multiple of 8 for Z-Seven's portfolio offers outstanding value at a 64% discount to the S&P 500 price/earnings multiple of 22.
     There are, however, significant differences in the quality of reported earnings. For the decade of the 1980s, S&P 500 companies reported earnings to the financial community, on average, 23% higher than the more conservative set of books used for income tax reporting. Adjusting the estimated $45.01 earnings for the S&P 500 companies to conform with conservative tax accounting results in only $36.59 in estimated earnings for 1998. Thus, the S&P 500 companies were selling for almost 27 times their estimated tax-purpose 1998 earnings at year-end 1997.
     On the other hand, Z-Seven's companies report their earnings just as conservatively to the public as they do for tax purposes. Comparing S&P 500 companies using the more conservative tax basis of reporting earnings, shows that Z-Seven's portfolio is an even greater bargain than it might first appear. On the basis of conservative tax accounting, Z-Seven's adjusted price/earnings multiple is 8, which is actually a 70% discount to the S&P 500's price/earnings multiple of 27 times.
     Over the last ten years, Z-Seven's companies have increased their earnings at a 52% rate, annually compounded, which is five times the 10% growth rate for S&P 500 earnings.
     Is there still something missing from the picture? Absolutely! The answer is obvious: investing in the S&P at its year-end close of 970.43 is by no means a free ride! Sure you get their $36.59 (tax basis) in earnings. What you may not have counted on is that you also get their 18.32 in net debt (over and above cash).
     Since the S&P 500 companies have 18.32 more debt than cash, the S&P 500 is really selling at more than it appears, as this hidden debt load means that at 970.43, you are really paying 988.75 (adding in 18.32 in net debt over cash) for the S&P 500's earnings. The price/earnings multiple on the net debt-adjusted S&P 500 of 988.75 is over 27 times their 1998 estimated tax-purpose earnings of $36.59.

     Z-Seven companies have more cash than debt, on average, and our net share of the extra cash is $3.5 million. Thus our price/earnings multiple is just over six times earnings when we consider the excess cash (over debt) of the companies we are invested in. This puts Z-Seven's price/earnings ratio of prospective earnings at a 78% discount to that of the S&P 500.

     WHAT ABOUT Z-SEVEN'S PREMIUM TO NET ASSET VALUE? At year-end, buying Z-Seven shares meant paying a premium of 46% over net asset value. Adjusting our portfolio companies' earnings to the more conservative tax basis, and adjusting the price/earnings multiples in our portfolio, taking into account the excess of debt over cash on our companies' balance sheets (and doing likewise for the S&P 500 companies), means that even paying a 46% premium on Z-Seven's net asset value can be a bargain! Especially, if you have to pay over 5 times the S&P 500 companies' book value (net asset value) to buy the S&P 500, which means paying a premium of 434%.

                       INVITATION TO OUR SHAREHOLDERS:

We work very hard to find companies that meet the purchase criteria. We are able to cover more ground now with three people than I was able to cover by myself. Still, there is always room for improvement, and there are always companies that we wish we could find but we do not. If you know of a company that you believe meets our criteria, please send all available historical financial information to me, Barry Ziskin, at my home address:
          2302  W.  Monterey  Circle
          Mesa,  Arizona  85202
I  thank  you  for  your  help  and  look  forward  to  your  good  ideas.








NOT ONLY DO WE HAVE A BUYING DISCIPLINE, BUT ALSO A SELLING DISCIPLINE. PLEASE, SEE NEXT PAGE. =>

SELL  DISCIPLINE:  BASED  UPON  THE  SAME  COMMON  SENSE CRITERIA AS FOR STOCK
SELECTION

     Investors often comment that portfolio managers and analysts have many reasons why to purchase shares in a company and never come to terms with which ones to sell and why. Not being disciplined in when to sell can be even more dangerous than leaving buy decisions to chance and emotion.
     Our stock selection criteria are designed to minimize investment mistakes by not repeating them. This is a concept which has been the guiding principle for Barry Ziskin as a money manager.
     There are seven events which will cause us to IMMEDIATELY REDUCE OR ELIMINATE shares from our portfolio:

     1. ANY BREACH OF OUR "ACCOUNTING PROCEDURES" CRITERION. Once the company begins to hype their reported figures or stops disclosing enough information to make a determination as to how conservatively earnings are reported, it has removed the most important foundation upon which reasonable analysis can be built. We rarely find this rule breached, as nearly all companies which have once met this most important criterion continue to do so.
     While other criteria may cease to be met without having to eliminate the holding, the "Accounting Procedures: Reliability and Conservatism" criterion is the foundation upon which the quality, growth, and value characteristics we seek are based.

     2. THE BREACH OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION WILL ALSO RESULT IN IMMEDIATE ELIMINATION OF OUR HOLDING unless we see good reason to expect this breach, whether realized or anticipated, to be minor or short-term in nature. We look for early warning signs so that if it is necessary to sell the shares we try to do so before the bad news is out and the price drops.
     A long-term change in our companies' profitability and growth happens infrequently, so, like our first rule for immediate elimination, we rarely need to implement it. More often than not, if one of our companies is slowed down by a recession, it represents a temporary flattening out or "blip" in an otherwise excellent long-term growth record. These companies tend to quickly return to their successful performance. Therefore, it is our desire to maintain smaller positions in these companies.
     We still take immediate and prudent risk-reduction action even in these cases, and, in those markets still benefiting from lower interest rates, we reduce most of our exposure by cutting back these investments to just one third of our targeted position size for stocks which continue to meet all the purchase criteria. Why do we not just eliminate them immediately and reinvest all of the proceeds into those stocks which continue to meet all of the criteria?
     Most often, alarm bells do not ring! Unfortunately, by the time we are aware that there will be an interruption in a company's growth pattern, the market price of its shares and the lack of buyers in some thinly traded issues does not offer the seller a real opportunity. In many instances, the stock is at a bargain price due to an overreaction by the market. This most often occurs in bear markets and during recessions when panic runs rampant.
     Examples for companies we sold for breaching the consistency of operating earnings growth are Essex Furniture Plc and RCO Holdings Plc.

     3. THE BREACHING OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION CAN RESULT IN ELIMINATION OF THE POSITION IN ITS ENTIRETY WHEN THE COMPANY'S MANAGEMENT LOSES CREDIBILITY. The position will be eliminated when reported results are significantly worse than we were led to believe. We can make no reasonable determination of long-term growth potential if we are misinformed by the company in the short-term. Following this rule has saved us money several times over the years.

     4. THE BREACHING OF OUR "BALANCE SHEET: WORKING CAPITAL" CRITERION WILL RESULT IN THE ELIMINATION OF THE INVESTMENT IN THAT COMPANY IF NEGATIVE WORKING CAPITAL IS REPORTED. This rule, while it is important, has very rarely been implemented. A nominal (non-deficit) breach in our working capital criterion due to the seasonal nature of some businesses or temporary shifts between short-term and long-term debt is not a serious worry, as long as our other criteria are met. Still, the nominal breach requires the immediate reduction of our exposure to risk by selling the position to one half of the targeted size for stocks which meet all our other criteria.

     5. RESTRICTIVE MONETARY POLICIES AND EARLY WARNING SIGNS TO FUTURE STOCK PRICES PROVIDED BY DIVERGENT TRENDS IN MAJOR STOCK MARKET INDEXES (BLUE CHIPS) VS. INDIVIDUAL STOCKS (THE BROAD MARKET) REQUIRES US TO ELIMINATE HOLDINGS WHICH HAVE EVEN A SLIGHT INTERRUPTION IN ANNUAL OPERATING EARNINGS GROWTH CONSISTENCY.
     As we explained under "Sell Discipline" criterion #2, an inconsistency in operating earnings growth results in a reduction to a one-third position. The remaining position will be completely eliminated, if both monetary policies and divergent market trends are negative. It would take these companies six years to requalify regardless of their ability to achieve continuous growth in operating profits.
     During 1997, conditions in France caused us to reduce and ultimately eliminate holdings which no longer met the "Consistency of Operating Earnings Growth" criterion. We eliminated LVMH completely, because of poor earnings growth in two recent years.

     6.    WHEN  NEGATIVE  MONETARY  AND  DIVERGENT  TREND SIGNALS PERSIST, WE
ELIMINATE ALL REMAINING INVESTMENTS WHICH NO LONGER MEET THE PURCHASE REQUIREMENTS. ALL THOSE CONTINUING TO MEET ALL PURCHASE CRITERIA REMAIN IN OUR PORTFOLIO AS VALUABLE LONG-TERM INVESTMENTS REGARDLESS OF GENERAL ECONOMIC AND STOCK MARKET FACTORS.
     L'Oreal, which is well above our buying price but still continuing to show consistent operating earnings growth, was reduced to an one-half position, thus far. If the newly negative factors in France persist, L'Oreal will ultimately be eliminated.
     As part of the 1997 United Kingdom selling program, we reduced TT Group Plc because of a breach in the "Balance

Sheet: Working Capital" criterion. Polypipe Plc was reduced because it no longer met our "Price/Earnings Multiple" criterion. These two fine companies will eventually be sold completely, if they continue not to meet all of our criteria and both negative monetary and broad market conditions persist.

     7. SOMETIMES WE HAVE NO CHOICE! IN THE EVENT OF A TAKEOVER OR GOING-PRIVATE TRANSACTION, OUR DESIRED HOLDING PERIOD, WHICH IS FOREVER FOR WELL-MANAGED COMPANIES WHICH CONTINUE TO MEET ALL OF OUR CRITERIA, IS CUT ABRUPTLY SHORT.
     The high quality growth companies in Z-Seven's portfolio are attractive for potential acquisitions. The companies which meet our stringent criteria for consistency and magnitude of earnings growth, working capital, corporate liquidity, and accounting procedures, are the very best publicly owned businesses we can find. When the shares of some of these companies are trading at less than ten times current year earnings, potential acquirers may also take notice. In addition, these values may stimulate insiders to take over the company in a management buy-out.
     While the acquiring company always pays the exiting shareholder a higher price than current market (to make us believe we are getting a good deal), there is every motivation on their part to buy our shares for less than they are really worth. In the case of going-private transactions, if the insiders already control the votes, they can practically "steal" their own company because  the  control  block  prevents  any  competition  in  bidding.
     In 1997, the year of mergers and acquisitions, we had two companies that were taken over, following many others over the years. The first one in 1997, was Amrion, Inc. The company was acquired by Whole Foods Market for Whole Foods' shares which did not meet several of our purchase criteria; therefore, the Amrion shares were sold prior to the merger in September.
     The next 1997 takeover was Protean Plc which was acquired by the U.S. company Culligan Water Technologies, Inc. The company offered to pay 240 pence per share, valuing the British water purification equipment distributor at 105 million pounds. This was a premium of 55% from the market value Protean had at the beginning of the year.
     Currently, Fairway Group Plc, our largest investment at the end of 1997, is also in the process of being taken over. At the end of last year, difficult business conditions required Fairway to announce that earnings would be above last year, but significantly lower than market expectations. The uncertainty in earnings continued to drive the share price down. For this reason Fairway Group was in our "Mistakes and Disappointments" section through the third quarter. After Fairway received an approach in late December the stock price rose 62% in the fourth quarter.

     IN THE PAST WE HAVE TRIED TO GIVE YOU MORE FULL DISCUSSION AND ANALYSIS OF OUR LARGEST TWELVE HOLDINGS IN THE SECTION "HOW HAS OUR PORTFOLIO PERFORMED?," PAGE 46. FOR THOSE OF YOU, WHO WOULD LIKE TO SEE MORE NEWS ON THE "GOLDEN DOZEN," WE ARE PROVIDING THE INFORMATION IN OUR FIRST QUARTER REPORT. IF YOU ARE NOT ALREADY A SHAREHOLDER OR ON OUR MAILING LIST, PLEASE, WRITE OR CALL US AT THE ADDRESS OR TELEPHONE NUMBER ON THE BACK COVER OF THIS ANNUAL REPORT.

SEE OUR PERFORMANCE AND FINANCIAL INFORMATION TABLE ON THE NEXT PAGE. =>

PERFORMANCE AND FINANCIAL INFORMATION

     For performance, earnings growth, and balance sheet statistics on our twelve largest investments (a) ranked by performance for the year of 1997, we have put together the following table for your convenience:

                                          EARNINGS GROWTH       CURRENT BALANCE SHEET
                                         (1986 - 1996) (b)          Total Debt
                                     # of          Annually    (long- and short-term)
                                     Down         Compounded          as % of                      SHARE PRICE
                                     Years         Earnings                 Working     Year End    Year End      %
                                 for Earnings     Growth Rate  Cash         Capital       1996        1997      Change
                               -----------------  -----------  ---------  -----------  ----------  ----------  --------
 1.  Day Runner, Inc.                0 (c)         +  65% (c)     NO DEBT!                 19.50       40.50     + 108%
 2.  Insight Enterprises             0 (d)         +  89% (d)     NO DEBT!                    New Investment (h)
 3.  Novartis AG                     0             +  26%        68%        73%        1,533 (i)   2,370 (i)     +  55%
 4.  American Homestar               0 (e)         +  81% (e)    52%        96%               New Investment (h)
 5.  Rathbone Brothers Plc           0             +  30%        12%        16%               New Investment (h)
 6.  Lindt & Sprungli AG             1             +  18%       277%        96%        2,210 (i)   2,550 (i)     +  15%
 7.  NCI Building                    0 (c)         +  52% (c)     5%         2%               New Investment (h)
 8.  Kaydon Corporation              1             +  15%        10%         7%               New Investment (h)
 9.  Seattle Filmworks               1             +  16%         NO DEBT!                    New Investment (h)
10.  Motorcar Parts                  0 (e)         + 116% (e)     8%        34%               New Investment (h)
11.  Jardine L. Thompson Plc         0             +  23%         7%        24%          190 (j)     181 (j)     -   5%
12.  Border Television Plc           1             +  18%        28%        48%          310 (j)   267.5 (j)     -  14%

Z-Seven Weighted Average             0.5           +  52%       161% (f)    54% (g)                              +  27%
(Total Portfolio) (a)

S&P 500 Stock Index                  3             +  10%       305%     1,087%           740.74       970.43    +  31%

(a) Excluding Fairway Group Plc which is in the process of being taken over.
(b) Companies which have fiscal years already reported for 1997 have been updated to 1987-1997 information.
(c) 1988 was first profitable year.
(d) 1990 was first reported year.
(e) 1991 was first reported year.
(f) Excluding Valley Forge, Wolverine Tube, Westfair, and Seton Healthcare the weighted average total debt as percentage of cash is 51%.  Together, these companies account for only 4% of Z-Seven's net assets.
(g) Excluding Wolverine Tube, Westfair, and Seton Healthcare the weighted average total debt as percentage of working capital is 37%.  Together, these companies account for only 2% of Z-Seven's net assets.
(h) Made in 1997, and held for an average of only seven months most are already profitable for us. Only two were down at all.
    Their stock-price decrease was less than 4%. All seven new investments had an average return of 24% for the partial year, not even including dividends.
(i) Prices in Swiss francs per share.
(j) Prices in British pound sterling per share.

HOW HAS OUR PORTFOLIO PERFORMED?

PERFORMANCE OF THE LARGEST TWELVE INVESTMENTS IN 1997

     As we diversified during 1997, our twelve biggest holdings no longer dominate the portfolio. We ended the year with forty-two holdings, which rose a weighted average of 27% for the year - see table on previous page.
     Our largest investment entering 1997 was Day Runner, a Nasdaq-traded U.S. small-cap stock. Day Runner is a cash-rich, well-managed growth company. It turned out to be our best performer for the year, gaining 108%!
     Of the other eleven largest entering 1997, two were eliminated during the year. Getronics was sold because it no longer met our most important criterion "Accounting Procedures: Reliability and Conservatism." Held for less than three months this past year, Getronics still rose 21%. Much more importantly, during the six years we owned Getronics shares, they multiplied nearly nine-fold! While we would have made even a little more, if we held, our newer investments have done much better, so far. We certainly do not want to own shares in any company...no matter how much we have profited thus far...if their earnings are no longer being reported reliably and conservatively!
     The other "Golden Dozen" (twelve largest) holding entering 1997 that no longer is in the portfolio is Wassall Plc. Wassall was sold nearly three-quarters into the year, because it disposed of most of its General Cable division, which was the dominant contributor to earnings and was the only factor behind recent earnings growth. During a partial year, it was up 7% at a time when most other small-cap British shares declined. Wassall gained 27% (not including dividends) during the less than two years we held its shares.
     Protean Plc was taken over shortly before year-end, contributing to its 55% gain for the nearly full year it was held, in an otherwise dismal year for British small caps.
     With Getronics, Wassall, and Protean gone, nine of the twelve which began the year as our largest investments, still remain. Eight of the nine generated a positive return (including dividends). On average, all nine returned approximately 30% (including dividends).

     WHAT ABOUT THE NEW (CURRENT) PORTFOLIO? Our current "Golden Dozen" is dominated by new investments (seven out of twelve), which have only been held for an average of seven months this far. Five of the seven new ones are already profitable, while the other two have losses of less than 4% each, before adding in dividends. Insight Enterprises, a local computer marketer, held for a little over nine months, is the best performer of the group (thus far) with a gain of 94%. All seven have an average return of more than 24%, at this point (not even including dividends).
     The other five stocks among our current "Golden Dozen" are mostly returnees from last year's twelve largest, and returned an average 31% for the year, before adding in dividends!

PERFORMANCE IN 1996

     Of our largest twelve entering 1996, eleven were still held at year-end. The lone exception was Atag NV, a Dutch company which could not meet its forecasts and was sold during the year at a loss of less than 10% (after adding in dividends) for the partial year. Eight of the remaining eleven were up. Two of the three which were down (Day Runner and Weetabix) became big winners in 1997 - see "Good News" section of Letter to Our Shareholders, page
13. The third poor performer in 1996 (National Dentex) was simply digesting its spectacular gain the year before, when it was up nearly 160%! National Dentex is back to its winning ways in 1997 and has begun the year of 1998 with a particularly strong first month (stock price is up over 14%).
     All eight which were up generated total returns in excess of 20% (including dividends) for the year of 1996. Seven of the eight had gains in share price of better than 25%.
     Of these seven, four had gains in excess of 30% (before dividends). Three of these four (Getronics, L'Oreal, and Novartis) were up better than 45%. All twelve of the largest holdings at the beginning of 1996 averaged a share-price gain of better than 24% for the year!

PERFORMANCE IN 1995

     Four  of our "Golden Dozen" were new investments (including Callaway, the
largest  position).    Out  of  our  top
dozen investments (which represented nearly 84% of our portfolio at the end of
1995), eight out of twelve holdings were in the portfolio for the entire year, while Callaway was in for nearly eleven months. All of the eight (nine including  Callaway)  were  up  even  before  counting  dividends.
     Six of these eight stocks, provided better than 20% gains, even before adding in dividends. Among these, five out of six were up more than 30%. Getronics was the only one which did not gain over 30%. It was up only 28%. Including dividends, Getronics, however, returned 31%.
     Out of the five stocks among the twelve largest in our portfolio all year long with more than 30% price gains, four out of five gained more than 40% in share price, even before dividends, during the year of 1995. Annualizing our near eleven-month gain on Callaway, it was five out of six. Of the four stocks which were in our portfolio all year and were up more than 40% before dividends, three out of four were also up more than 50% before dividends.
     Of the three stocks out of our "Golden Dozen" which had gains of more than 50% in 1995, two in fact, were up more than 70% even without the help of dividends. Of these two, Sandoz, our second biggest holding was up 76%, while National Dentex, our number seven investment, was up 158% (closer to triple than double) for an average gain of 117% (more than double).
     Even among the four stocks which were newly purchased in 1995, three are already profitable. In fact, our most profitable new stock, Callaway (our largest investment also), was one of the big winners for 1995, up 36% for not even eleven months of the year.

PERFORMANCE IN 1994

     In 1994, during our eleventh year as a public company, our portfolio grew by only 1.2%, while most other closed-end and open-end funds suffered losses for the year. Nearly all of our portfolio was invested in Western Europe.
All six of the European markets in which we were invested for the full year had corrections of  year-earlier-gains  ranging  from  3%  to  16%  full-year  declines.
     While only one of our "Golden Dozen" was a new investment (Astra AB), three of our next two dozen holdings were new. Out of our top two dozen investments (which together represented nearly 90% of our portfolio at December 31, 1994), twenty were in the portfolio for the entire year. Of the twenty that were in our portfolio for the entire year, nearly two-thirds (thirteen out of twenty) of the stocks were up even before counting dividends.
     Of the seven stocks which did not go up in 1994, only two were down by as much as 10%. Essex Furniture Plc was the only one down more than 20% - down 22%. This decline corrected a gain in Essex of 113% for just six months held the year before.
     Two of the British investments, Airtours and Wolseley, were only down 1%. With the aid of dividends, they actually provided a positive return. Thus fifteen of the twenty which had been in the portfolio for a full year (75%) had a positive return.
     Of the thirteen stocks which were up without the aid of dividends, eleven provided double-digit returns after adding in dividends. Among these, nine were double-digit gainers even before adding in dividends.
     Out of the nine stocks that were up 10% or more, seven gained more than 30% in share price, even before dividends, during 1994.
     Of the seven stocks which were up more than 30% before dividends, six were also up more than 40% including dividends.
     Of the six gainers which had total returns of more than 40%, four in fact, were up more than 40% even without the aid of dividends.
     Even among the four stocks which were newly purchased in 1994, three were already profitable investments. In fact, our most profitable new stock, Astra AB, was one of the big winners for 1994, up 26% for just two-thirds of the year and it was already among our largest twelve holdings.

PERFORMANCE IN 1993

     While nearly half of our "Golden Dozen" were new investments, only three of our next two dozen holdings were new. All together, out of our top three dozen investments (which together represented nearly 95% of our portfolio at year-end 1993), twenty-eight were in the portfolio for the entire year. Of those twenty-eight stocks, twenty-three were up even before counting dividends.
     Of  the five stocks which did not go up in 1993, only two were down by as
much  as  10%.    Boston  Acoustics  was  the  worst  -  down  16%.
     Of the twenty-three stocks which were up without the help of dividends, twenty provided double-digit returns after adding in dividends. Among these, nineteen were double-digit gainers even before adding in dividends. Out of the nineteen stocks that were up 10% or more, sixteen provided total returns in excess of 20% after adding in dividends; among these, fourteen were up more than 20% in 1993, in share price alone, not even counting dividends.
     Out of the fourteen stocks which were up more than 20% before dividends, ten gained more than 30% in share price, even before dividends, during the year of 1993.
     Of those ten stocks, seven were also up more than 40%, not even including dividends.
     Even among the eight stocks which were newly purchased in 1993, six were already profitable by year-end. Roughly $7.3 million was invested in all eight, of which the two that were not as yet making money for us accounted for only 8%. Thus, 92% of the money in these eight stocks was invested in the already profitable new stocks that year. One of these, Essex Furniture Plc, was also the biggest winner for 1993 in the entire portfolio, up 113% for just a half year.

PERFORMANCE IN 1992

     In 1992, our portfolio faced its most challenging test. In Britain, the Unlisted Securities Market Index (analogous to our Nasdaq composite) fell back to new multi-year lows. Nearly two-thirds of our portfolio was invested in the U.K., mostly in small-cap stocks.
     Against this background, the portfolio had its most difficult year in 1992. Out of our top three dozen investments (which together represented nearly 95% of our total assets at December 31, 1992), thirty-four were in the portfolio for the entire year. Of the thirty-four that were in our portfolio for the entire year, there were many bright spots. In fact, we earned a positive total return (including dividends) on twenty-three stocks. Of these twenty-three stocks which were profitable, seventeen provided double-digit total returns. Among these, twelve provided total returns in excess of 20%. Among our 20% or more gainers, nine had total returns surpassing 30% for the difficult year of 1992. Airtours Plc, by far our biggest investment, was up 35% in share price in 1992.

1991 PERFORMANCE

     For the portfolio as a whole, 1991 was our best year ever with growth of 54%!
     Of our three dozen largest investments, fifteen were added to the portfolio during 1991. Of the twenty-one full year holdings, each and every one showed gains during 1991. Eighteen earned shareholders a total return in excess of 30% for the year.
     In 1991, Airtours was our largest holding and more than quintupled in price for the one year of 1991 alone, making it our best performer. In fact, Airtours was by far the best performing stock out of about 2,000 publicly traded company shares in the entire London market that year (Source: Baron's International Trader column/Data-Stream "The Year in London," December 30,
1991).

1990 PERFORMANCE

     In the United States, 1990 was the worst year for stocks since 1974 as the broadly based Value Line showed a decline of 25%. In Britain, the Unlisted Securities Market Index, fell 39%. Elsewhere in the world, even steeper declines were registered in Japan, Germany, Italy, Spain, and Canada.
     As for Z-Seven's largest twelve holdings in 1990, as well as our next twelve positions, which together accounted for nearly 70% of our net assets, eighteen out of nineteen stocks that were in our portfolio for a full year - the other five were added during the year - posted gains during the difficult year of 1990.
     Of the eighteen that were up, half of these gained more than 20%, of which two-thirds gained more than 30%. Our largest investment in 1990, Airtours Plc, was up 43% for the year!

1989 PERFORMANCE

     Six of our holdings, including our largest, were sold in early 1989. In the case of our largest position, we were forced to sell due to a takeover of the company. The other five were eliminated because they no longer met our strict investment requirements. The six which were sold, on average, had more than tripled in price over an average holding period of two and one-half
years.    They  ranged  in  performance  from  22%  to  over  530%!
     In 1989, each of the stocks still held in Z-Seven's portfolio was a profitable investment. Their range of performance was more uniform. Over the years, some had nearly tripled, others nearly quadrupled our purchase cost. All were still held in the portfolio at year-end 1989, after an average holding period of about three and one-half years.

PERFORMANCE IN 1988 AND 1987

     Tracking our holdings back to 1988, the average stock of our 1988 largest twelve positions nearly tripled over an average holding period of about two years. Each was eventually closed out at a profit. We may recall that the two-year period which ended in 1988 included the great market crash of October, 1987.
     Well, then how did the "Golden Dozen" of 1987 perform during the year? Each of the twelve earned us a profit. The average performance of our 1987 "Golden Dozen" doubled over less than two and one-half years, despite the crash.

PERFORMANCE IN 1986 AND 1985

     Even though the Value Line Index was up only 4% in 1986, each one of our "Golden Dozen" and our "Second Dozen" (our thirteenth through twenty-fourth largest holdings) advanced in price for the year of 1986. Yes, all twenty-four of them. It was a wonderful year. On average, they had nearly tripled since being purchased, less than two years before. The year 1986 was Z-Seven's best year, until 1991 that is. What about our 1985 "Golden Dozen," you ask? We did not begin to feature our twelve largest investments until our 1986 annual report. It is to note however, that our net asset value performance in 1985 ranked #1 (Source: No-Load Fund Investor) among all closed-end funds with our investment portfolio growing by 44.5% for the year. On a personal note, 1985, was the year I became a Dad, through the birth of my loving baby girl Ariana.












Z-SEVEN'S SPECIAL FEATURES, FEDERAL TAX STATUS AND BONUS/PENALTY PERFORMANCE INCENTIVE, ARE DETAILED NEXT. =>

SPECIAL FEATURES OF THE FUND

Z-SEVEN TAX STATUS INFORMATION

     In 1997, the Fund declared a distribution of $.59 ($1.17 pre-split), which represented net operating income and short-term capital gains for 1997, and $.84 ($1.68 before the split), which represented undistributed short- and long-term capital gains for 1996. The Fund retained long-term capital gains for 1997 in the amount of $1.30 ($2.59) and paid income taxes on these realized gains of $.45 ($.91).
     In years like this, in which the Fund retains capital gains and pays taxes on them, shareholders must include their portion of the Fund's realized capital gains in their gross income. You are entitled to claim a full tax credit (or a refund for non-tax paying shareholders with form 990-T) for the tax paid by the Fund.
     Since Z-Seven pays federal income taxes on long-term capital gains at the corporate rate of 35%, the lower federal tax rate that you pay as an individual taxpayer, means that the tax credit is more than your tax liability. This has the effect of lowering your income taxes to below what you would have paid. As an example, if you would ordinarily pay $16,000 in federal income taxes a year, and if you held 2,000 Z-Seven Fund shares (4,000 new post-split shares), and if you are paying capital gains tax to the IRS at the 20% and 28% tax rates, you would be required to pay only $1,299 (4,000 x $.81 x .28, plus 4,000 x $.49 x .20). See "1997 Distributions and Income
Taxes  Paid  on  Your  Behalf",    page  6.
     On the other hand, your federal tax credit of $.45 per share amounts to $1,800 (4,000 x $.45), which is $501 greater than your tax liability and is the amount of your personal federal tax savings. Therefore, as $16,000 minus $501 equals $15,499, you reduce your federal income tax due on long-term capital gains by $501.
     In addition, shareholders are allowed to increase the tax-cost basis of their shares by the remaining undistributed gains (the net amount retained by the Fund after it paid the tax).
     For an original shareholder, the initial purchase cost of $15 per share is first adjusted to $10 per share for the stock split in 1986, and then to $5 for the stock split in 1997. Then the total of $3.83 per share in tax cost write-up is added to the adjusted $5 per share cost to allow you a $8.83 tax-cost basis on your Z-Seven shares.
     Following is a history of undistributed capital gains and the related taxes paid by the Fund on a per-share basis:

                         Undistributed     Z-Seven's    Tax Cost
Years                    Capital Gains   Tax Payments   Write-up
-----------------------  --------------  -------------  ---------
1984-85                  $            0  $           0  $       0
1986                                .83            .22        .61
1987                               1.06            .34        .72
1988                               1.55            .53       1.02
1989                                .27            .09        .18
1990-92                               0              0          0
1993                                .64            .23        .41
1994                                .07            .03        .04
1995-96                               0              0          0
1997                               1.30            .45        .85
                                                        ---------
Total Tax Cost Write-up                                     $3.83


BONUS/PENALTY PERFORMANCE INCENTIVE

     Z-Seven's net asset value performance (after expenses) must exceed the S&P 500 by ten percentage points (as an example: 15% for Z-Seven vs. 5% for the S&P 500) for the Advisor to earn a minimum quarterly bonus of one quarter of one percent.
     This unique bonus/penalty arrangement between Z-Seven Fund and its Advisor is not just theoretical. It is one resulting in actual payments to or by Z-Seven Fund's Advisor. For example, in 1992, British small-cap stocks and other European-traded shares underperformed compared to U.S. blue chip stocks, a result of a selling panic due to uncertainty over the European Union's Maastricht Treaty. Though it might have been more appropriate to compare Z-Seven Fund's performance to London's Unlisted Securities Market Index (since most of the Fund's portfolio was invested in the U.K.), it was instead compared to the S&P 500, as per the arrangement. This comparison resulted in the Advisor paying penalties to the Fund in excess of $230,000. The performance arrangement compares Z-Seven's net asset value (even after all ordinary expenses) vs. an expense-free S&P 500 Index for the latest 12-month period.

Special  bonus/penalty  incentive:

Trailing 12 months             Quarterly
Percentage Point Difference  Bonus/Penalty
---------------------------  --------------

 0 to  9.9                               0%
10 to 14.9                             1/4%
15 to 19.9                             3/8%
20 to 24.9                             1/2%
25 to 29.9                             5/8%
30 to 34.9                             3/4%
35 to 39.9                             7/8%
40 to 44.9                               1%
45 to 49.9                           1 1/8%
50 to 54.9                           1 1/4%
55 to 59.9                           1 3/8%
60 to 64.9                           1 1/2%
65 to 69.9                           1 5/8%
70 to 74.9                           1 3/4%
75 to 79.9                           1 7/8%
80 to 84.9                               2%
85 to 89.9                           2 1/8%
90 to 94.9                           2 1/4%
95 to 99.9                           2 3/8%
100 or more                          2 1/2%


     Even most recently in 1997 (the year Mr. Barry Ziskin is paying back his profit - see "How Barry Ziskin Profits from the Z-Seven Fund" on page 18), a bear market in small-cap U.K. shares, again held back our overall gain in net asset value this time to less than the meteoric rise in the S&P 500. This resulted in penalties of even more ($500,990) this time, despite the solid up year for Z-Seven.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued.

FOREIGN  SECURITIES

     The Fund may invest up to 100% of its total asset value in securities of foreign issuers. At December 31, 1997, Z-Seven had total net assets in the amount of $20,161,112 with 2,670,536 shares outstanding. Approximately 47% of its total net assets were invested in foreign securities.
     Only developed markets, not emerging markets, are considered safe for our global diversification. As a result, in our own Western Hemisphere, we invest in the U.S. and Canada only (not in Latin America). In Europe, we invest only in Western and Northern nations, not in Eastern countries. In the Pacific, we have only invested in Japan and Australia. We do not invest in Africa or Asia (other than Japan).

OPTIONS  ON  STOCK  INDEX  FUTURES

     The Fund may consider from time to time (but at present has no intention to pursue) the purchase and sale of call and put options on stock index futures traded on U.S. or foreign stock exchanges as an alternative method of hedging market fluctuations. Purchases and sales of options will also be made to close out open option positions. The Fund's Board of Directors has approved these special investment techniques as an alternative means of protecting the portfolio, when in the Advisor's opinion, such hedging transactions may reduce risk in anticipation of adverse price movements. No such transactions occurred during 1997 or in the previous eight years.

FOREIGN  CURRENCY  CONTRACTS

     The Fund currently engages in hedging as a means of risk protection against losses due to adverse currency fluctuations. To this extent, the Fund engages in transactions using forward currency exchange contracts. Since there is no initial payment or any cash payments on daily mark-to-markets using foreign currency contracts, this hedging method gives the Fund the ability to invest all of its assets in common stocks, including assets that were previously unavailable when hedging with put options.

GENERAL INFORMATION

THE FUND

     Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on the Nasdaq National Market System and on the Pacific Exchange.
     The Fund is managed by TOP Fund Management, Inc., (the Advisor), whose president is Mr. Barry Ziskin.

SHAREHOLDER INFORMATION

     Net asset value and market price information about the Fund shares are published each Monday in Barron's and The Wall Street Journal. For a current quote of the stock price, shareholders can contact any brokerage house, or contact the Fund directly for prices and latest net asset value.
     Very often shares can be bought or sold for a more advantageous price on either (but not both) of the markets. Be sure to get quotes on both the ZSEV (Nasdaq) and ZSE (Pacific) before you place your order.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS

     A dividend and capital gains reinvestment program is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock.
     Shareholders who wish to participate in the program and have physical possession of their share certificates (holders of record) should contact ChaseMellon Shareholder Services, our Transfer Agent, at (800) 851-9677. Shareholders who do not have physical possession of their share certificates (street name) should call their broker or custodian.
     Deemed distributions of taxes we pay on long-term capital gains are not part of this plan. For 1997, the tax paid was $.45 ($.91 pre-split).

SHARE  REPURCHASES

     Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market.
     Please,  see  "Share  Repurchases"  on  page  7  of  the  Letter  to  Our
Shareholders.

PLEASE, SEE Z-SEVEN'S SCHEDULE OF INVESTMENTS, FINANCIAL STATEMENTS, AND NOTES TO THE FINANCIAL STATEMENTS, NEXT. =>


Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at December 31, 1997

----------------------------------------------------------
Common Stocks (a)                     Shares      Value
----------------------------------------------------------
APPAREL & ACCESSORIES - 0.7%

Abbeycrest Plc                          10,000  $   18,780
Fila Holding S.p.A.  ADS (b) (c)         6,200     124,775
                                                ----------
                                                   143,555
                                                ----------

AUTOMOTIVE & TRANSPORTATION - 7.0%

Autopistas C.E. SA                      20,991     281,678
Linamar Corporation                      9,200     534,244
Motorcar Parts
 and Accessories, Inc. (d)              35,000     586,250
                                                ----------
                                                 1,402,172
                                                ----------

BUILDING & MATERIALS - 9.4%

American Homestar Corporation (d)       48,750     804,375
NCI Building Systems, Inc. (d)          18,200     646,100
Polypipe Plc                            88,200     254,898
Wolverine Tube, Inc. (d)                 5,900     182,900
                                                ----------
                                                 1,888,273
                                                ----------

BUSINESS SERVICES & SUPPLIES - 4.5%

Day Runner, Inc. (d)                    13,900     562,950
Dudley Jenkins Group Plc                80,400     352,876
                                                ----------
                                                   915,826
                                                ----------

COMPUTER & RELATED - 11.6%

Cybex Computer Products
 Corporation (c) (d)                    22,000     539,000
Hummingbird
 Communications Ltd. (d)                16,200     511,321
Insight Enterprises, Inc. (d)           15,850     582,487
Intel Corporation                        3,200     224,800
Smart Modular Technologies, Inc.(d)     20,800     478,400
                                                ----------
                                                 2,336,008
                                                ----------

ELECTRICAL & ELECTRONICS - 6.2%

Benchmark Electronics, Inc. (c) (d)     20,600     459,648
Communications Systems, Inc. (c)        28,700     509,425
TT Group Plc                            61,900     281,893
                                                ----------
                                                 1,250,966
                                                ----------

----------------------------------------------------------
Common Stocks (a)                    Shares     Value
----------------------------------------------------------

FINANCIAL SERVICES - 7.5%

Jardine Lloyd Thompson
 Group Plc                             245,100     730,643
Rathbone Brothers Plc                  118,500     780,678
                                                ----------
                                                 1,511,321
                                                ----------

FOOD & BEVERAGE - 5.6%

Carlsberg AS                             4,100     220,260
Lindt & Sprungli AG                        329     574,033
Lone Star
 Steakhouse & Saloon, Inc. (d)          13,000     227,500
Weetabix Ltd.                            2,050     101,290
                                                ----------
                                                 1,123,083
                                                ----------

HEALTH & PERSONAL CARE - 9.7%

Astra AB                                30,486     513,110
Del Laboratories, Inc.                  13,500     540,000
L'Oreal                                    879     343,690
Novartis AG                                339     549,730
                                                ----------
                                                 1,946,530
                                                ----------

LEISURE & MEDIA - 6.4%

Border Television Plc                  193,000     850,358
Callaway Golf Co. (c)                   15,600     445,583
                                                ----------
                                                 1,295,941
                                                ----------


MEDICAL SERVICES & SUPPLIES - 3.6%

National Dentex Corporation (d)         23,000     506,000
Seton Healthcare Group Plc              26,300     226,338
                                                ----------
                                                   732,338
                                                ----------

MULTI-INDUSTRY - 7.3%

Kaydon Corporation (c)                  17,000     554,625
Technitrol, Inc                         14,900     447,000
Tomkins Plc                            100,666     470,815
                                                ----------
                                                 1,472,440
                                                ----------

PRINTING & PACKAGING - 9.8%

Fairway Group Plc                    1,377,500   1,486,322
Northern Technologies
 International Corporation              52,500     498,750
                                                ----------
                                                 1,985,072
                                                ----------


See  accompanying  notes  to  financial  statements.


Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at December 31, 1997  (Continued)

----------------------------------------------------------
Common Stocks (a)                      Shares     Value
----------------------------------------------------------
RETAIL - 3.1%

Seattle FilmWorks, Inc. (d)            55,400      616,325
Westfair Foods Ltd.                       360       10,075
                                               -----------
                                                   626,400
                                               -----------

MISCELLANEOUS - 4.8% (c)               90,000      974,388
----------------------------------------------------------
TOTAL COMMON STOCKS - 97.2%
 (Cost $18,489,983) (e)                         19,604,313
----------------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
 LESS LIABILITIES - 2.8%                           556,799
----------------------------------------------------------
NET ASSETS - 100.0% (Equivalent to
 $7.55 per share based on 2,670,536
 shares of capital stock outstanding)          $20,161,112
==========================================================

(a) Percentages are based on net assets of $20,161,112.
(b) American Depository Shares.
(c) All or part of this stock was pledged as collateral for a line of credit.
(d) Non-income producing investment (no dividends were paid on this stock in 1997).
(e) Aggregate cost for federal income tax purposes was $18,489,983 at December 31, 1997. Net unrealized apprecia-tion for all securities was $1,114,330. This consisted of ag-gregate gross unrealized appreciation ($3,288,832) of securi-ties with an excess of fair value over tax cost and aggregate gross unrealized depreciation ($2,174,502) of securities with an excess of tax cost over fair value.




COMMON STOCKS BY COUNTRY

-------------------------------------
Percent   Country            Value
-------------------------------------
   53.0%  United States   $10,383,631
   29.0%  United Kingdom    5,682,541
    5.7%  Switzerland       1,123,763
    5.4%  Canada            1,055,640
    2.6%  Sweden              513,110
    1.8%  France              343,690
    1.4%  Spain               281,678
    1.1%  Denmark             220,260
-------------------------------------
  100.0%                  $19,604,313
=====================================



Z-Seven Fund, Inc.
Statement of Assets and Liabilities
at December 31, 1997


ASSETS
Investments in securities, at value
 (identified cost $18,489,983)            $19,604,313
Cash                                        1,326,525
Receivables
 Dividends and interest                        62,442
 Securities sold                              277,942
 Due from investment advisor                   45,683
 Other                                        133,564
Other assets                                   24,333
                                          ------------
Total assets                               21,474,802
                                          ------------

LIABILITIES

Payables
 Securities purchased                          36,787
 Income taxes                               1,210,684
 Other                                         66,219
                                          ------------
Total liabilities                           1,313,690
                                          ------------

NET ASSETS                                $20,161,112
                                          ============

NET ASSETS REPRESENTED BY

Capital stock, $0.50 par value:
 7,700,000 shares authorized,
 3,268,858 shares issued                  $ 1,634,429
Additional paid-in capital                 22,092,907
Treasury stock, 598,322 shares, at cost    (5,114,214)
                                          ------------
                                           18,613,122
Accumulated net realized gains on
 investments and currency transactions       (230,037)
Net unrealized appreciation on
 investments and currency translations      1,344,397
Undistributed net investment income           433,630
                                          ------------

NET ASSETS (EQUIVALENT TO $7.55 PER
 SHARE BASED ON 2,670,536 SHARES OF
 CAPITAL STOCK OUTSTANDING)               $20,161,112
                                          ============

See  accompanying  notes  to  financial  statements.


Z-Seven Fund, Inc.
STATEMENT OF OPERATIONS
Year Ended December 31, 1997


INVESTMENT INCOME
Dividends, net of nonreclaimable
 foreign taxes of $78,218               $   456,152
Interest                                     57,256
                                        ------------
Total investment income                     513,408
                                        ------------

EXPENSES
Investment advisory base fee                306,656
Performance penalty                        (500,990)
Compensation and benefits                   172,023
Transfer agent fees                          11,124
Professional fees                            63,037
Custodian fees                               37,000
Printing and postage                         20,482
Office and miscellaneous expenses            34,066
Insurance expense                             2,231
Directors' fees and expenses                 15,626
Dues and filing fees                         10,599
Shareholder relations
 and communications                          16,495
Interest expense                             42,276
Rent expense                                  9,778
                                        ------------
Total expenses                              240,403
                                        ------------
Net investment income                       273,005
                                        ------------

REALIZED AND UNREALIZED
GAINS ON INVESTMENTS
Net realized gains on investments and
 currency transactions                    4,905,615
Provision for income taxes on
 realized gains                          (1,210,684)
Net unrealized depreciation of
 investments and currency translations   (1,941,475)
                                        ------------
Net gains on investments                  1,753,456
                                        ------------
Net increase in net assets
 from operations                        $ 2,026,461
                                        ============



Z-Seven Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 1997
and December 31, 1996


                                    1997          1996
                                ------------  ------------
NET ASSETS,
 Beginning of Year              $22,841,484   $24,219,524
                                ------------  ------------

OPERATIONS
Net investment income (loss)        273,005      (154,031)
Net realized gains on
 investments and currency
 transactions                     3,694,931     6,351,691
Net unrealized depreciation
 of investments and
 currency translations           (1,941,475)   (3,570,885)
                                ------------  ------------
Net increase in net assets
 from operations                  2,026,461     2,626,775
                                ------------  ------------

DIVIDENDS AND DISTRIBUTIONS
From net investment income         (131,265)      (85,160)
From net realized gains on
 investments and currency
 transactions                    (3,692,101)   (4,055,357)
                                ------------  ------------
Decrease in net assets from
 dividends and distributions     (3,823,366)   (4,140,517)
                                ------------  ------------

SHARE TRANSACTIONS
Treasury stock purchases         (1,007,031)            0
Reinvested dividends and
 distributions                      123,564       135,702
                                ------------  ------------
Increase (decrease) in net
 assets from share
 transactions                      (883,467)      135,702
                                ------------  ------------

Net Decrease in Net Assets       (2,680,372)   (1,378,040)
                                ------------  ------------

NET ASSETS,
 End of Year (including
 undistributed net investment
 income of $433,630 and
 $465,027, respectively)        $20,161,112   $22,841,484
                                ============  ============

     See  accompanying  notes  to  financial  statements.

Z-Seven Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Z-Seven Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.
     On December 8, 1997, the Board of Directors declared a two-for-one stock split, effected in the form of a stock dividend, to shareholders of record on December 19, 1997, and payable December 30, 1997. All share and per share data have been adjusted to reflect the stock split.
     The following is a summary of significant accounting policies followed by the Fund in the preparation of financial statements.

     SECURITY VALUATION - Securities traded on national securities exchanges, except the London Stock Exchange, are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter. Securities traded on the London Stock Exchange are valued at the mid-close price. If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors. Temporary investments in short-term money market securities are valued at market. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

     FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.
     Investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characteriza-tions of distributions made by the Fund. Due to the differing treatment for tax purposes of certain income and capital gain items, as of December 31, 1997, the Fund has reclassified as paid in capital, $173,137 from undistri-buted net investment income and $2,075,245 from accumulated capital gains.

     SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

     FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and

(ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

     Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Dividends are shown net of foreign exchange gains or losses which represent currency gains or losses realized between the ex-dividend and payment dates on dividends.

     FORWARD CURRENCY CONTRACTS - As foreign securities are purchased, the Fund enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains on investments and currency transactions in the Statement of Operations.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 2 - TREASURY STOCK TRANSACTIONS

     From 1993 through 1997, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:

Year  Number of Shares     Cost
----  ----------------  ----------
1997           106,400  $1,007,031
1995           260,960   2,361,942
1994           156,000   1,308,710
1993            80,600     674,425
      ----------------  ----------
               603,960  $5,352,108
      ================  ==========


     In 1996, the Fund established a distribution reinvestment plan to allow shareholders to re-
invest their distributions in shares of the Fund. If the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. If the Fund is selling at a discount, distributions will be reinvested at market price. On December 30, 1997, 15,302 shares of the Fund were distributed to plan participants at $8.075 per share (95% of the market price). This distribution increased the Fund's total net assets by $123,564.
     In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. The Fund is obligated to register these shares for sale in the open market upon Agape's request. Agape has requested that the Fund repurchase these shares as an alternative to registration. The Fund agreed, subject to regulatory approval, to repurchase the Agape shares over an
18-month period after the date of such regulatory approval, at a price of one-half of one percent below the net asset value at the time of each repurchase. On July 31, 1997, the Fund filed an application with the Securities and Exchange Commission seeking the necessary regulatory approval.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term money market securities) during the year ended December 31, 1997, were:

           Common Stocks   Treasury Bills
           --------------  ---------------
Purchases  $   25,079,828  $    12,429,347
Sales      $   26,549,703  $    12,465,307


NOTE 4 - FOREIGN CURRENCY CONTRACTS

     At December 31, 1997, the Fund had contracts, maturing on February 23, 1998, and November 24, 1998, to sell $9 million in foreign currency (4 million Swiss francs, 3 million British pounds, and 2 million Canadian dollars). These contracts were marked-to-market on December 31, 1997, resulting in a net unrealized gain of $230,067. This unrealized gain is included as a component of receivables from securities sold, in the Statement of Assets and Liabilities.

NOTE 5 - INVESTMENT ADVISORY FEES AND PERFORMANCE BONUS/PENALTIES

     TOP Fund Management is the Fund's investment advisor (the "Advisor"). Under an agreement between the Fund and the Advisor, the latter supervises the investments of the Fund and pays certain expenses related to employees principally  engaged  as  directors,
officers, or employees of the Advisor. The agreement provides for base management fees equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the year ended December 31, 1997, the base management fees aggregated $306,656.
     In addition to the base management fees, the Advisor will receive a bonus for extraordinary performance or pay a penalty for underperformance. The bonus/penalty performance arrangement uses the S&P Index of 500 Composite Stocks ("S&P 500 Index") as a measure of performance against which the performance of the Advisor will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty can exceed the base management fees. Furthermore, the bonus/penalty arrangement will not become operative unless the performance of the Advisor exceeds, either positively or negatively, the S&P 500 Index percentage change during the same period of time by more than 10%. For the year ended December 31, 1997, the performance penalty aggregated $500,990.
     The agreement also provides that if the Fund's expenses on an annual basis (including the base management fees, but excluding any bonus or penalty payments, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Advisor shall reimburse the Fund for any such excess up to the aggregate amount of the basic advisory fee. For the year ended December 31, 1997, an expense reimbursement was not required.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

     On  September 15, 1997, the Board of Directors declared a distribution of
17.57 cents per share of short-term capital gains and 66.43 cents per share of long-term capital gains, for a total distribution of 84 cents per share. These amounts represented undistributed short-term and long-term capital gains for 1996. Additionally, on December 8, 1997, the Board of Directors declared a distribution of 58.72 cents per share which represented estimated net investment income (4.9 cents) and short-term capital gains (53.82 cents) for 1997. These distributions were paid on December 30, 1997, to shareholders of record on December 19, 1997. The Fund intends to distribute the balance of short-term capital gains and net investment income for 1997 on or before December 31, 1998.

NOTE 7  - FEDERAL INCOME TAX INFORMATION

     For federal income tax purposes, in 1997, the Fund realized net capital gains of $3,459,066 and investment company taxable income of $2,020,104. The Board of Directors elected to retain 1997 capital gains and provided federal income taxes of $1,210,684 on these retained gains.

NOTE 8 - RELATED PARTIES

     Directors of the Fund who are not officers or otherwise affiliated with the Advisor are paid $500 per meeting plus out-of-pocket expenses.
     On December 31, 1997, the Fund received a contribution of 23,600 shares of Z-Seven Fund stock from Ziskin Asset Management, an affiliate of the Fund. The shares are included in the Treasury Stock balance as of December 31, 1997.
     At December 31, 1997, Barry Ziskin, an officer and director of the Fund, owned 598,358 shares of the Fund's capital stock. He is also an officer and director of the Advisor.

NOTE 9 - LINE OF CREDIT

     The Fund has a line of credit with its custodian bank which is secured by certain investment securities with an aggregate market value of $3,001,056 at December 31, 1997. Borrowings against the line are charged interest at a rate of prime plus 1/2%. The maximum amount outstanding against the line during the twelve months ended December 31, 1997, was $1,800,000. The line of credit expires September 18, 1998.
     The purpose of the line is to enable the Advisor flexibility in selling shares of portfolio investments at such time and price as is consistent with the investment discipline employed and is in the best interest of the shareholders. If the full amount of the line of credit were utilized, it would represent less than 10% of the net assets of the Fund at December 31, 1997.

NOTE 10 - SUBSEQUENT EVENTS

     In February 1998, the Board of Directors is scheduled to consider a request from the Advisor to reimburse certain costs incurred in the defense of a legal action relating to the management of the Fund. Such expenses are estimated to be approximately $90,000 and, if charged to the Fund, would have the impact of reducing net asset value by approximately 3 cents per share.

RESULTS OF VOTING (UNAUDITED)

     Pursuant to the proxy statement mailed to shareholders in conjunction with the annual meeting of shareholders held on December 8, 1997, three proposals to be voted upon at the meeting were presented. Those proposals included:

     Proposal 1: Election of Directors. All Directors were nominees to the Board of Directors at this meeting. The Directors elected will hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified.

Nominee        For     Abstain
----------  ---------  -------
T. Lee      1,255,023   14,835
J. Shuster  1,249,794   20,064
B. Ziskin   1,255,023   14,835
R. Ziskin   1,249,150   20,708


     Proposal  2:    Approval  of  selection  of  KPMG  Peat  Marwick  LLP  as
independent auditors to report on the financial statements of the Fund for the year ended December 31, 1997.

For        Against  Abstain
---------  -------  -------
1,260,131    1,257    8,470


     Proposal  3:    Authorize  the proxies, in their discretion, to vote upon
such other business as may properly come before the annual meeting of shareholders.

For      Against  Abstain
-------  -------  -------
775,055  472,180   22,623

Z-SEVEN'S FINANCIAL HIGHLIGHTS ARE NEXT. =>


Z-Seven Fund, Inc.
FINANCIAL HIGHLIGHTS

The following represents selected data for a share outstanding throughout the year.  All share and per  share data has been adjusted to reflect the two-for-one stock split in December 1997, and the
three-for-two  stock  split  in  April  1986.    Financial  Highlights  include  fourteen years of
information  -  since  Fund  inception.


--------------------------------------------------------------------------------------------------
For the year ended December 31,                               1997      1996      1995      1994
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                          $  8.20   $  8.74   $  8.32   $  8.50
                                                            --------  --------  --------  --------
Net investment income (loss)                                   0.11     (0.06)     0.06     (0.08)
Net realized and unrealized gains (losses) on investments
 and currency transactions before income taxes                 1.05      1.01      1.88     (0.07)
                                                            --------  --------  --------  --------
Total increase (decrease) from investment operations           1.16      0.95      1.94     (0.15)
Distributions to shareholders from net investment income      (0.05)    (0.03)    (0.44)       -0-
Distributions to shareholders from net capital gains          (1.38)    (1.46)    (1.08)       -0-
Income taxes on capital gains paid on behalf of
 shareholders                                                 (0.45)       -0-       -0-    (0.03)
Capital contribution                                           0.07        -0-       -0-       -0-
                                                            --------  --------  --------  --------
Net increase (decrease) in net asset value                    (0.65)    (0.54)     0.42     (0.18)
                                                            --------  --------  --------  --------
Net asset value, end of year                                $  7.55   $  8.20   $  8.74   $  8.32
                                                            ========  ========  ========  ========

Per share market value, end of year                         $ 11.00   $ 10.25   $ 11.13   $  8.25
Total investment return (a)                                   34.0%      8.9%     58.3%     (9.3%)
Ratio of expenses before performance bonus/penalty to
 average net assets                                            3.0%      3.2%      2.9%      2.7%
Ratio of total expenses to average net assets                  1.0%      3.0%      2.0%      3.0%
Ratio of net investment income (loss) to average
 net assets                                                    1.1%     (0.6%)     0.9%     (0.8%)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      111.3%     66.4%     36.1%     17.5%
Average commission rate                                      0.0477    0.0361    0.0392
--------------------------------------------------------------------------------------------------
Number of shares outstanding, end of year (in 000's)          2,671     2,785     2,771     3,032
Net assets, end of year (in 000's)                           20,161    22,841    24,220    25,241
--------------------------------------------------------------------------------------------------

(a) Based  on  market  price  per  share  with  dividends,  distributions, and deemed distributions reinvested  at  lower  of  net  asset  value  or  closing  market  price on the distribution date.
(b) Calculations based on weighted average number of shares outstanding of  2,588,376 for the year.


--------------------------------------------------------------------------------------------------
  1993      1992(b)     1991      1990      1989      1988      1987      1986      1985      1984
--------------------------------------------------------------------------------------------------
$  7.56   $  8.83   $  6.08   $  6.62   $  7.16   $  7.61   $  8.04   $  5.94   $  4.33   $  4.60
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------
   0.06      0.02     (0.09)     0.08      0.23      0.01     (0.07)    (0.18)    (0.08)       -0-

   1.11     (1.29)     2.84     (0.56)    (0.40)     0.07     (0.02)     2.50      1.69     (0.27)
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------
   1.17     (1.27)     2.75     (0.48)    (0.17)     0.08     (0.09)     2.32      1.61     (0.27)
     -0-       -0-       -0-    (0.06)    (0.23)       -0-       -0-       -0-       -0-       -0-
     -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-

  (0.23)       -0-       -0-       -0-    (0.14)    (0.53)    (0.34)    (0.22)       -0-       -0-
     -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------
   0.94     (1.27)     2.75     (0.54)    (0.54)    (0.45)    (0.43)     2.10      1.61     (0.27)
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------
$  8.50   $  7.56   $  8.83   $  6.08   $  6.62   $  7.16   $  7.61   $  8.04   $  5.94   $  4.33
========  ========  ========  ========  ========  ========  ========  ========  ========  ========

$  9.13   $  8.50   $ 10.75   $  6.38   $  6.50   $  8.32   $  7.63   $ 10.07   $  5.00   $  4.67
  10.2%    (20.9%)    68.6%      1.9%    (20.2%)    17.0%    (20.8%)   106.6%      7.1%     (6.7%)

   2.9%      3.5%      3.4%      3.6%      3.5%      3.5%      3.0%      2.7%      3.5%      3.8%
   2.1%      2.4%      4.3%      2.6%      1.2%      2.7%      3.2%      4.4%      3.5%      2.8%

   0.7%      0.2%     (1.1%)     1.4%      3.3%        0%     (0.7%)    (2.3%)    (1.6%)     0.1%
--------------------------------------------------------------------------------------------------
  42.1%     17.9%     44.1%     42.8%     87.3%      4.7%     23.3%     30.6%     24.2%     32.9%

--------------------------------------------------------------------------------------------------
  3,188     3,269     2,571     2,592     2,751     2,942     2,997     3,008     3,097     3,097
 27,097    24,714    22,687    15,756    18,231    21,083    22,827    24,210    18,417    13,429
--------------------------------------------------------------------------------------------------

                         See accompanying notes to financial statements.

Report of Independent Auditors

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF Z-SEVEN FUND, INC.

     We have audited the accompanying statement of assets and liabilities of Z-Seven Fund, Inc., including the schedule of investments as of December 31, 1997, and the related statement of operations for the year then ended, and statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Z-Seven Fund, Inc. for each of the years in the six-year period ended December 31, 1994, and for each of the years in the five-year period ended December 31, 1988, were audited by other auditors whose reports thereon dated January 30, 1995, and February 3, 1989, expressed unqualified opinions on those financial highlights.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the 1997, 1996, and 1995 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Z-Seven Fund, Inc. as of December 31, 1997, and the results of its operations, its changes in net assets and financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.


                                        KPMG Peat Marwick LLP
                                        Phoenix, Arizona
                                        January 30, 1998

BOARD OF DIRECTORS

Barry Ziskin
President:
Z-Seven Fund, Inc.
TOP Fund Management, Inc.
Ziskin Asset Management, Inc.

Thomas W. Lee
President, San Francisco Advertiser, Inc.
Principal, Pet Club

Dr. Jeffrey Shuster
DDS PC
Private Practice

Rochelle Ziskin
Assistant Professor
University of Missouri,
Kansas City, MO

INVESTMENT ADVISOR

TOP Fund Management, Inc.

OFFICERS

Barry Ziskin
President

Laurie S. Doane
Secretary and Treasurer

CUSTODIAN

Chase Manhattan Bank
New York, NY

TRANSFER AGENT

ChaseMellon Shareholder Services
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 851-9677

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP
Phoenix, AZ

GENERAL COUNSEL

Kilpatrick Stockton LLP
Atlanta, GA

Kramer, Levin, Naftalis & Frankel
New York, NY

STOCK LISTINGS

Nasdaq National Market System
Symbol: ZSEV

Pacific Exchange
Symbol: ZSE

CORPORATE OFFICE

2651 West Guadalupe Road
Suite B-233
Mesa, AZ 85202
(602) 897-6214
Fax (602) 345-9227


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